UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31, 2011

DATE OF REPORTING PERIOD: JUNE 30, 2011

Item 1.	Reports to Stockholders
The semi-annual report to stockholders follows

First Investors

SEMI-ANNUAL REPORT

LIFE SERIES FUNDS

- Blue Chip
- Cash Management
- Discovery
- Government
- Growth & Income
- High Yield
- International
- Investment Grade
- Select Growth
- Target Maturity 2015
- Value

June 30, 2011

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Equity & Bond Markets Overview
FIRST INVESTORS LIFE SERIES FUNDS

Dear Investor:

We are pleased to provide you with our report for the first six months of 2011 (“the review period”). During this time, investment returns were generally good, despite a number of economic and geopolitical uncertainties.

Economic Overview

The year began with an upbeat forecast for overall economic growth, with companies raising dividends and buying back stock. The investment climate began to change in March, however, as markets became unsettled by several events, including the earthquake in Japan, unrest in the Middle East and the European sovereign debt crisis. Near the end of the review period there was also concern about raising the U.S. debt ceiling and the conclusion of the Federal Reserve’s (the “Fed’s”) quantitative easing program, which had involved large-scale purchases of U.S. Treasury securities.

Higher gas prices following unrest in the Middle East and supply chain disruptions due to the earthquake slowed economic growth to below 2% and contributed to a rise in the unemployment rate to 9.2% in the second quarter. The housing market also remained stagnant and state and local governments cut back on spending in response to budget deficits. As a result, interest rates declined in the second quarter and the Fed reaffirmed its commitment to maintain short-term interest rates at exceptionally low levels for an extended period of time.

The Stock Market

The stock market began the review period with solid earnings, an increase in dividends and an uptick in merger and acquisition activity. Through April, 80% of the companies in the S&P 500 Index reported profits that beat earnings expectations. However, as the review period continued, stocks didn’t do nearly as well. The Dow Jones Industrial Average (the “Dow”) lost some 250 points in May, as downbeat economic data weighed on the markets. The downward trend continued through mid June, taking stocks lower by 7% from the April highs. Markets rallied in the last week of the quarter to end the period on an upbeat note.

Despite this weakness, the benchmark indices all posted solid returns for the first half of 2011, with most of the gains coming in the early part of the review period. The S&P 500 Index was up 6.0% on a total return basis and the Dow performed even better, ending the period up 7.2%. The Russell 2000 Index rose 5.6% and the MSCI EAFE Index showed the period’s smallest increase at 3.0%. Health care was the best performing sector during the review period, followed by energy and consumer discretionary. The worst performing sector was financials, the only market sector to show a decline during the period.

The Bond Market

At the beginning of the review period, the bond market initially declined due to rising interest rates. For the review period as a whole, however, the bond market generally performed well as interest rates fell slightly and bond prices increased commensurately.

1

Equity & Bond Markets Overview (continued)
FIRST INVESTORS LIFE SERIES FUNDS

According to Bank of America Merrill Lynch, the broad U.S. bond market returned 2.8%. Riskier sectors tended to have better performance during the period by virtue of their higher yield or “spread.” In particular, Bank of America Merrill Lynch reported that high yield bonds gained 4.9%, followed by investment grade corporate bonds at 3.3%, mortgage-backed securities at 2.9%, and U.S. government securities at 2.3%. Money market returns were at or close to zero, reflecting the Fed’s continuation of its very accommodative monetary policy.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

The Funds are only available through the purchase of variable life insurance policies and variable annuity contracts issued by First Investors Life Insurance Company. The reports do not reflect the additional expenses and charges that are applicable to variable life insurance policies and variable annuity contracts.

This Equity & Bond Markets Overview is not part of the Funds’ financial report and is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. The views expressed in this Overview reflect those views of the Director of Equities and Director of Fixed Income of First Investors Management Company, Inc. through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. This Overview may not be relied upon as investment advice or an indication of current or future trading intent on behalf of any Fund.

There are a variety of risks associated with investing in variable life and annuity subaccounts. For all subaccounts, there is the risk that securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. For stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts such as small-cap, global or international funds. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, bonds with longer maturities fluctuate more than bonds with shorter maturities in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your subaccounts.

2

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, January 1, 2011, and held for the entire six-month period ended June 30, 2011. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,056.88	$4.23
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.67	$4.16

*	Expenses are equal to the annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

4

Portfolio of Investments
BLUE CHIP FUND
June 30, 2011

Shares	Security	Value

	COMMON STOCKS—98.8%
	Consumer Discretionary—9.0%
46,800	Best Buy Company, Inc.	$ 1,469,988
35,700	CBS Corporation – Class “B”	1,017,093
19,900	Home Depot, Inc.	720,778
13,700	Kohl’s Corporation	685,137
22,500	Limited Brands, Inc.	865,125
54,900	Lowe’s Companies, Inc.	1,279,719
8,900	McDonald’s Corporation	750,448
20,200	Target Corporation	947,582
26,800	Time Warner, Inc.	974,716
13,000	Viacom, Inc. – Class “B”	663,000
30,300	Walt Disney Company	1,182,912
27,300	Wyndham Worldwide Corporation	918,645

		11,475,143

	Consumer Staples—11.7%
33,500	Avon Products, Inc.	938,000
27,700	Coca-Cola Company	1,863,933
8,700	Costco Wholesale Corporation	706,788
28,000	CVS Caremark Corporation	1,052,240
37,661	Kraft Foods, Inc. – Class “A”	1,326,797
34,400	Kroger Company	853,120
35,300	PepsiCo, Inc.	2,486,179
24,800	Philip Morris International, Inc.	1,655,896
20,000	Procter & Gamble Company	1,271,400
33,500	Walgreen Company	1,422,410
25,000	Wal-Mart Stores, Inc.	1,328,500

		14,905,263

	Energy—11.6%
11,500	Anadarko Petroleum Corporation	882,740
30,300	Chevron Corporation	3,116,052
24,371	ConocoPhillips	1,832,456
14,700	Devon Energy Corporation	1,158,507
33,000	ExxonMobil Corporation	2,685,540
8,200	Hess Corporation	613,032
30,500	Marathon Oil Corporation	1,606,740

5

Portfolio of Investments (continued)
BLUE CHIP FUND
June 30, 2011

Shares		Security	Value

		Energy (continued)
21,200		Noble Corporation	$ 835,492
14,700		Schlumberger, Ltd.	1,270,080
19,600		Suncor Energy, Inc.	766,360

			14,766,999

		Financials—14.1%
15,100		ACE, Ltd.	993,882
21,000		Allstate Corporation	641,130
28,200		American Express Company	1,457,940
15,600		Ameriprise Financial, Inc.	899,808
24,405		Bank of New York Mellon Corporation	625,256
16,800		Capital One Financial Corporation	868,056
15,100		Chubb Corporation	945,411
52,732		JPMorgan Chase & Company	2,158,848
9,300		M&T Bank Corporation	817,935
21,500		MetLife, Inc.	943,205
25,700		Morgan Stanley	591,357
14,100		Northern Trust Corporation	648,036
16,600		PNC Financial Services Group, Inc.	989,526
9,000		SPDR S&P 500 ETF Trust (ETF)	1,187,730
20,000		State Street Corporation	901,800
17,700		Travelers Companies, Inc.	1,033,326
43,400		U.S. Bancorp	1,107,134
38,400		Wells Fargo & Company	1,077,504

			17,887,884

		Health Care—15.0%
41,400		Abbott Laboratories	2,178,468
21,500	*	Amgen, Inc.	1,254,525
25,400		Bristol-Myers Squibb Company	735,584
17,100	*	Gilead Sciences, Inc.	708,111
40,000		Johnson & Johnson	2,660,800
8,200		McKesson Corporation	685,930
31,700		Medtronic, Inc.	1,221,401
37,400		Merck & Company, Inc.	1,319,846
23,700		Novartis AG (ADR)	1,448,307
107,157		Pfizer, Inc.	2,207,434
17,500		St. Jude Medical, Inc.	834,400
14,800		Teva Pharmaceutical Industries, Ltd. (ADR)	713,656

6

Shares		Security	Value

		Health Care (continued)
21,500	*	Thermo Fisher Scientific, Inc.	$ 1,384,385
18,000		UnitedHealth Group, Inc.	928,440
12,100	*	Zimmer Holdings, Inc.	764,720

			19,046,007

		Industrials—12.3%
13,200		3M Company	1,252,020
9,500		Caterpillar, Inc.	1,011,370
66,600		General Electric Company	1,256,076
11,800		Goodrich Corporation	1,126,900
16,800		Honeywell International, Inc.	1,001,112
13,500		Illinois Tool Works, Inc.	762,615
20,000		Ingersoll-Rand, PLC	908,200
20,700		ITT Corporation	1,219,851
11,100		Northrop Grumman Corporation	769,785
11,400		Parker Hannifin Corporation	1,023,036
18,900		Raytheon Company	942,165
32,200		Republic Services, Inc.	993,370
20,525		Tyco International, Ltd.	1,014,551
8,800		United Parcel Service, Inc. – Class “B”	641,784
19,700		United Technologies Corporation	1,743,647

			15,666,482

		Information Technology—18.8%
25,700	*	Adobe Systems, Inc.	808,265
6,000	*	Apple, Inc.	2,014,020
15,000		Automatic Data Processing, Inc.	790,200
29,800		CA, Inc.	680,632
94,900		Cisco Systems, Inc.	1,481,389
35,000	*	eBay, Inc.	1,129,450
57,500	*	EMC Corporation	1,584,125
43,000		Hewlett-Packard Company	1,565,200
90,600		Intel Corporation	2,007,696
13,000		International Business Machines Corporation	2,230,150
130,200		Microsoft Corporation	3,385,200
62,000	*	NCR Corporation	1,171,180
49,900		Oracle Corporation	1,642,209
22,200		QUALCOMM, Inc.	1,260,738

7

Portfolio of Investments (continued)
BLUE CHIP FUND
June 30, 2011

Shares or
Principal
Amount		Security		Value

		Information Technology (continued)
27,500	*	Symantec Corporation		$ 542,300
19,300		Texas Instruments, Inc.		633,619
43,800		Western Union Company		877,314

				23,803,687

		Materials—1.8%
27,800		Dow Chemical Company		1,000,800
15,000		DuPont (E.I.) de Nemours & Company		810,750
9,700		Freeport-McMoRan Copper & Gold, Inc.		513,130

				2,324,680

		Telecommunication Services—3.0%
61,700		AT&T, Inc.		1,937,997
50,600		Verizon Communications, Inc.		1,883,838

				3,821,835

		Utilities—1.5%
21,800		American Electric Power Company, Inc.		821,424
17,800		NextEra Energy, Inc.		1,022,788

				1,844,212

Total Value of Common Stocks (cost $88,502,365)				125,542,192

		SHORT-TERM INVESTMENTS—.7%
		Money Market Fund
$850M		First Investors Cash Reserve Fund, .04% (cost $850,000)**		850,000

Total Value of Investments (cost $89,352,365)			99.5%	126,392,192
Other Assets, Less Liabilities			.5	587,025

Net Assets			100.0%	$126,979,217

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2011 (see Note 3).

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund

8

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$125,542,192	$—	$—	$125,542,192
Money Market Fund	850,000	—	—	850,000
Total Investments in Securities*	$126,392,192	$—	$—	$126,392,192

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
June 30, 2011.

See notes to financial statements	9

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,000.00	$0.84
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,023.95	$0.85

*	Expenses are equal to the annualized expense ratio of .17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

10

Portfolio of Investments
CASH MANAGEMENT FUND
June 30, 2011

Principal		Interest
Amount	Security	Rate	*	Value

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—47.5%
	Fannie Mae:
$560M	7/13/11	0.14%		$ 559,975
700M	7/20/11	0.14		699,948
500M	7/22/11	0.18		499,947
400M	8/8/11	0.08		399,966
250M	Federal Farm Credit Bank, 7/11/11	0.28		250,273
	Federal Home Loan Bank:
700M	7/22/11	0.08		699,967
500M	9/14/11	0.08		499,922
	Freddie Mac:
300M	7/25/11	0.09		299,982
548M	9/1/11	0.08		547,924
300M	9/20/11	0.11		299,926

Total Value of U.S. Government Agency Obligations (cost $4,757,830)				4,757,830

	CORPORATE NOTES—33.0%
500M	Abbott Laboratories, 8/23/11 (a)	0.12		499,912
550M	Johnson & Johnson, 8/10/11 (a)	0.20		549,878
400M	Medtronic, Inc., 9/13/11 (a)	0.12		399,901
400M	National Rural Utilities Cooperative
	Finance Corp., 8/16/11	0.11		399,944
500M	Novartis Securities Investment, Ltd., 11/14/11 (a)	0.17		499,679
450M	PepsiCo, Inc., 8/11/11 (a)	0.10		449,949
500M	Walt Disney Co., 7/14/11 (a)	0.15		499,973

Total Value of Corporate Notes (cost $3,299,236)				3,299,236

	VARIABLE AND FLOATING RATE NOTES—16.0%
400M	Federal Farm Credit Bank, 9/20/11	0.12		400,000
300M	Freddie Mac, 11/9/11	0.06		299,940
400M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/30	0.03		400,000
	Valdez, Alaska Marine Terminal Rev.:
300M	Exxon Pipeline Co., Project B 12/1/33	0.02		300,000
200M	Exxon Pipeline Co., Project C 12/1/33	0.02		200,000

Total Value of Variable and Floating Rate Notes (cost $1,599,940)				1,599,940

11

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
June 30, 2011

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—5.0%
$500M	U.S. Treasury Bills, 9/15/11 (cost $499,905)		0.09%		$ 499,905
Total Value of Investments (cost $10,156,911)**		101.5%			10,156,911
Excess of Liabilities Over Other Assets		(1.5)			(148,935)

Net Assets		100.0%			$10,007,976

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at June 30, 2011.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

12

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$4,757,830	$—	$4,757,830
Corporate Notes	—	3,299,236	—	3,299,236
Variable and Floating Rate Notes:
Municipal Bonds	—	900,000	—	900,000
U.S. Government Agency
Obligations	—	699,940	—	699,940
Short-Term U.S. Government
Obligations	—	499,905	—	499,905
Total Investments in Securities	$—	$10,156,911	$—	$10,156,911

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended June 30, 2011.

See notes to financial statements	13

Fund Expenses (unaudited)
DISCOVERY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,071.41	$4.21
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.11

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

14

Portfolio of Investments
DISCOVERY FUND
June 30, 2011

Shares		Security	Value

		COMMON STOCKS—91.3%
		Consumer Discretionary—11.9%
221,800		American Eagle Outfitters, Inc.	$ 2,827,950
70,900	*	Big Lots, Inc.	2,350,335
103,400	*	Career Education Corporation	2,186,910
126,600		Express, Inc.	2,759,880
53,100		Foot Locker, Inc.	1,261,656
60,500		Men’s Wearhouse, Inc.	2,038,850
48,700		Phillips Van-Heusen Corporation	3,188,389
200,800		Regal Entertainment Group – Class “A”	2,477,872

			19,091,842

		Consumer Staples—3.1%
25,900		Cal-Maine Foods, Inc.	827,764
172,300	*	Dole Food Company, Inc.	2,329,496
22,700		J. M. Smucker Company	1,735,188

			4,892,448

		Energy—9.2%
49,800	*	Carrizo Oil & Gas, Inc.	2,079,150
134,400		EXCO Resources, Inc.	2,372,160
153,700	*	Matrix Service Company	2,056,506
204,800	*	PetroQuest Energy, Inc.	1,437,696
72,500	*	Plains Exploration & Production Company	2,763,700
69,700	*	Resolute Energy Corporation	1,126,352
113,800	*	Venoco, Inc.	1,449,812
26,800	*	Whiting Petroleum Corporation	1,525,188

			14,810,564

		Financials—17.6%
7,652	*	Alleghany Corporation	2,548,958
62,800		American Financial Group, Inc.	2,241,332
418,200		Anworth Mortgage Asset Corporation (REIT)	3,140,682
231,300		Capitol Federal Financial, Inc.	2,720,088
70,500	*	EZCORP, Inc. – Class “A”	2,508,037
43,400		Harleysville Group, Inc.	1,352,778
112,200		Invesco Mortgage Capital, Inc. (REIT)	2,370,786
91,700		Jefferies Group, Inc.	1,870,680
283,600	*	Knight Capital Group, Inc. – Class “A”	3,125,272

15

Portfolio of Investments (continued)
DISCOVERY FUND
June 30, 2011

Shares		Security	Value

		Financials (continued)
3,400	*	Markel Corporation	$ 1,349,154
317,100		MFA Financial, Inc. (REIT)	2,549,484
36,100		Mid-America Apartment Communities, Inc. (REIT)	2,435,667

			28,212,918

		Health Care—10.0%
27,500	*	AMERIGROUP Corporation	1,937,925
48,300	*	Endo Pharmaceuticals Holdings, Inc.	1,940,211
30,100	*	Life Technologies Corporation	1,567,307
57,300	*	Magellan Health Services, Inc.	3,136,602
31,900	*	MEDNAX, Inc.	2,302,861
126,800	*	Myriad Genetics, Inc.	2,879,628
85,500		PerkinElmer, Inc.	2,300,805

			16,065,339

		Industrials—5.2%
30,700		Alliant Techsystems, Inc.	2,189,831
90,400	*	EMCOR Group, Inc.	2,649,624
44,900	*	FTI Consulting, Inc.	1,703,506
11,300		Precision Castparts Corporation	1,860,545

			8,403,506

		Information Technology—18.5%
386,700	*	Brightpoint, Inc.	3,136,137
195,500	*	Compuware Corporation	1,908,080
237,500	*	Convergys Corporation	3,239,500
67,000	*	Cymer, Inc.	3,317,170
53,500	*	Diodes, Inc.	1,396,350
82,500	*	IAC/InterActiveCorp	3,149,025
139,600	*	Kulicke and Soffa Industries, Inc.	1,555,144
121,500		Lender Processing Services, Inc.	2,540,565
124,300	*	Microsemi Corporation	2,548,150
222,400	*	QLogic Corporation	3,540,608
228,300	*	Vishay Intertechnology, Inc.	3,433,632

			29,764,361

		Materials—14.8%
48,100		AptarGroup, Inc.	2,517,554
138,200	*	Chemtura Corporation	2,515,240
9,200		Compass Minerals International, Inc.	791,844

16

Shares or
Principal
Amount		Security	Value

		Materials (continued)
43,800	*	Innospec, Inc.	$ 1,472,118
115,000		Olin Corporation	2,605,900
44,360		Rock-Tenn Company – Class “A”	2,942,842
43,000		Royal Gold, Inc.	2,518,510
42,000		Schnitzer Steel Industries, Inc. – Class “A”	2,419,200
92,400		Sensient Technologies Corporation	3,425,268
47,600		Westlake Chemical Corporation	2,470,440

			23,678,916

		Telecommunication Services—1.0%
193,800	*	Premiere Global Services, Inc.	1,546,524

Total Value of Common Stocks (cost $114,652,643)			146,466,418

		SHORT-TERM INVESTMENTS—8.5%
		Money Market Fund
$13,705M		First Investors Cash Reserve Fund, .04% (cost $13,705,000)**	13,705,000

Total Value of Investments (cost $128,357,643)		99.8%	160,171,418
Other Assets, Less Liabilities		.2	306,158

Net Assets		100.0%	$160,477,576

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
June 30, 2011 (see Note 3).

Summary of Abbreviations:
REIT	Real Estate Investment Trust

17

Portfolio of Investments (continued)
DISCOVERY FUND
June 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$146,466,418	$—	$—	$146,466,418
Money Market Fund	13,705,000	—	—	13,705,000
Total Investments in Securities*	$160,171,418	$—	$—	$160,171,418

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
June 30, 2011.

18	See notes to financial statements

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,023.05	$4.46
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.38	$4.46

*	Expenses are equal to the annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

19

Portfolio of Investments
GOVERNMENT FUND
June 30, 2011

Principal
Amount	Security	Value

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—66.3%
	Fannie Mae—9.7%
$2,068M	5.5%, 9/1/2033 – 10/1/2039	$ 2,256,118
206M	9%, 11/1/2026	243,928
153M	11%, 10/1/2015	178,121

		2,678,167

	Freddie Mac—3.2%
803M	5.5%, 1/1/2040	868,349

	Government National Mortgage Association I
	Program—53.4%
1,472M	4%, 10/15/2040 – 12/15/2040	1,502,669
4,064M	4.5%, 6/15/2039 – 8/15/2040	4,301,666
5,204M	5%, 6/15/2033 – 6/15/2040	5,666,273
2,387M	5.5%, 2/15/2033 – 4/15/2039	2,647,084
297M	6%, 11/15/2032 – 4/15/2036	333,746
282M	6.5%, 8/15/2032	321,749

		14,773,187

Total Value of Residential Mortgage-Backed Securities (cost $17,713,234)		18,319,703

	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—20.6%
	Fannie Mae:
1,000M	1.625%, 2015	996,719
500M	5%, 2031	506,342
	Federal Farm Credit Bank:
1,000M	1.75%, 2013	1,020,035
1,000M	2.6%, 2016	1,013,923
1,000M	Freddie Mac, 3%, 2014	1,059,094
1,000M	Tennessee Valley Authority, 4.5%, 2018	1,108,643

Total Value of U.S. Government Agency Obligations (cost $5,585,246)		5,704,756

	U.S. GOVERNMENT FDIC GUARANTEED
	DEBT—6.5%
750M	Bank of America Corp, 3.125%, 2012	770,686
1,000M	JPMorgan Chase & Co., 2.125%, 2012	1,024,403

Total Value of U.S. Government FDIC Guaranteed Debt (cost $1,778,613)		1,795,089

20

Principal
Amount	Security		Value

	U.S. GOVERNMENT OBLIGATIONS—6.0%
$ 551M	FDA Queens LP, 6.99%, 2017*		$ 619,340
1,000M	U.S. Treasury Note, 2.375%, 2015		1,044,846

Total Value of U.S. Government Obligations (cost $1,625,194)			1,664,186

Total Value of Investments (cost $26,702,287)		99.4%	27,483,734
Other Assets, Less Liabilities		.6	162,553

Net Assets		100.0%	$27,646,287

*	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$18,319,703	$—	$18,319,703
U.S. Government Agency
Obligations	—	5,704,756	—	5,704,756
U.S. Government FDIC
Guaranteed Debt	—	1,795,089	—	1,795,089
U.S. Government Obligations	—	1,664,186	—	1,664,186
Total Investments in Securities	$—	$27,483,734	$—	$27,483,734

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended June 30, 2011.

See notes to financial statements	21

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,090.70	$4.25
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.11

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

22

Portfolio of Investments
GROWTH & INCOME FUND
June 30, 2011

Shares		Security	Value

		COMMON STOCKS—99.8%
		Consumer Discretionary—15.3%
56,600		American Greetings Corporation – Class “A”	$ 1,360,664
61,000		Best Buy Company, Inc.	1,916,010
25,800	*	BorgWarner, Inc.	2,084,382
49,055		Brown Shoe Company, Inc.	522,436
94,185		CBS Corporation – Class “B”	2,683,331
20,861		CEC Entertainment, Inc.	836,735
20,064		Coach, Inc.	1,282,692
45,600	*	GameStop Corporation – Class “A”	1,216,152
43,600	*	GNC Acquisition Holdings, Inc.	950,916
45,800		Home Depot, Inc.	1,658,876
50,600		Limited Brands, Inc.	1,945,570
20,500		Lincoln Educational Services Corporation	351,575
24,300		McDonald’s Corporation	2,048,976
121,800	*	Morgans Hotel Group Company	875,742
80,843		Newell Rubbermaid, Inc.	1,275,703
7,100		NIKE, Inc. – Class “B”	638,858
12,200		Oxford Industries, Inc.	411,872
195,100	*	Pier 1 Imports, Inc.	2,257,307
85,645	*	Ruby Tuesday, Inc.	923,253
38,498	*	Steiner Leisure, Ltd.	1,758,589
180,870		Stewart Enterprises, Inc. – Class “A”	1,320,351
31,400	*	TRW Automotive Holdings Corporation	1,853,542
22,400		Tupperware Brands Corporation	1,510,880
67,183		Wyndham Worldwide Corporation	2,260,708

			33,945,120

		Consumer Staples—9.7%
116,100		Altria Group, Inc.	3,066,201
50,900		Avon Products, Inc.	1,425,200
35,789		Coca-Cola Company	2,408,242
41,700		CVS Caremark Corporation	1,567,086
22,800		McCormick & Company, Inc.	1,130,196
41,827		Nu Skin Enterprises, Inc. – Class “A”	1,570,604
21,600		PepsiCo, Inc.	1,521,288
59,800		Philip Morris International, Inc.	3,992,846
19,713		Procter & Gamble Company	1,253,155
39,400		Walgreen Company	1,672,924
37,064		Wal-Mart Stores, Inc.	1,969,581

			21,577,323

23

Portfolio of Investments (continued)
GROWTH & INCOME FUND
June 30, 2011

Shares		Security	Value

		Energy—9.2%
20,900		Anadarko Petroleum Corporation	$ 1,604,284
12,400		Chevron Corporation	1,275,216
31,518		ConocoPhillips	2,369,838
42,000		Ensco, PLC (ADR)	2,238,600
38,611		ExxonMobil Corporation	3,142,163
52,922		Marathon Oil Corporation	2,787,931
57,600		Noble Corporation	2,270,016
16,994		Sasol, Ltd. (ADR)	898,813
8,000		Schlumberger, Ltd.	691,200
67,507		Suncor Energy, Inc.	2,639,524
7,500		Transocean, Ltd.	484,200

			20,401,785

		Financials—12.1%
35,306		American Express Company	1,825,320
35,500		Ameriprise Financial, Inc.	2,047,640
114,800		Brookline Bancorp, Inc.	1,064,196
18,405		Capital One Financial Corporation	950,986
42,743		Discover Financial Services	1,143,375
80,200		Financial Select Sector SPDR Fund (ETF)	1,229,466
82,170		First Niagara Financial Group, Inc.	1,084,644
85,500		FirstMerit Corporation	1,411,605
11,600		IBERIABANK Corporation	668,624
37,100		Invesco, Ltd.	868,140
61,856		JPMorgan Chase & Company	2,532,385
19,500		M&T Bank Corporation	1,715,025
45,313		Morgan Stanley	1,042,652
133,600		New York Community Bancorp, Inc.	2,002,664
33,300		PNC Financial Services Group, Inc.	1,985,013
54,800		SPDR KBW Regional Banking (ETF)	1,394,660
103,279	*	Sunstone Hotel Investors, Inc. (REIT)	957,396
29,688		U.S. Bancorp	757,341
68,600		Urstadt Biddle Properties – Class “A” (REIT)	1,242,346
31,367		Wells Fargo & Company	880,158

			26,803,636

		Health Care—9.5%
44,100		Abbott Laboratories	2,320,542
13,446	*	Amgen, Inc.	784,574
15,730		Baxter International, Inc.	938,924
33,900	*	Gilead Sciences, Inc.	1,403,799

24

Shares		Security	Value

		Health Care (continued)
34,100		Hill-Rom Holdings, Inc.	$ 1,569,964
48,375		Johnson & Johnson	3,217,905
22,800		Medtronic, Inc.	878,484
51,543		Merck & Company, Inc.	1,818,952
138,482		Pfizer, Inc.	2,852,729
34,953		Sanofi-Aventis (ADR)	1,404,062
18,500		St. Jude Medical, Inc.	882,080
47,443	*	Thermo Fisher Scientific, Inc.	3,054,855

			21,126,870

		Industrials—18.5%
31,394		3M Company	2,977,721
39,895	*	Altra Holdings, Inc.	957,081
36,100		Armstrong World Industries, Inc.	1,644,716
21,300		Caterpillar, Inc.	2,267,598
50,137		Chicago Bridge & Iron Company NV – NY Shares	1,950,329
25,000	*	Esterline Technologies Corporation	1,910,000
14,700	*	Generac Holdings, Inc.	285,180
36,796		General Electric Company	693,973
21,535		Goodrich Corporation	2,056,592
38,640		Honeywell International, Inc.	2,302,558
39,153		IDEX Corporation	1,795,165
15,700		Lockheed Martin Corporation	1,271,229
48,119	*	Mobile Mini, Inc.	1,019,642
17,118		Northrop Grumman Corporation	1,187,133
24,800		Parker Hannifin Corporation	2,225,552
57,768	*	PGT, Inc.	104,560
21,400		Raytheon Company	1,066,790
23,450		Republic Services, Inc.	723,433
36,000		Snap-on, Inc.	2,249,280
125,100		TAL International Group, Inc.	4,319,703
48,500		Textainer Group Holdings, Ltd.	1,490,890
42,300	*	Thermon Group Holdings, Inc.	507,600
74,868		Tyco International, Ltd.	3,700,725
28,700		United Technologies Corporation	2,540,237

			41,247,687

		Information Technology—17.2%
56,900		Avago Technologies, Ltd.	2,162,200
174,900	*	Brocade Communications Systems, Inc.	1,129,854
21,300	*	CACI International, Inc. – Class “A”	1,343,604

25

Portfolio of Investments (continued)
GROWTH & INCOME FUND
June 30, 2011

Shares		Security	Value

		Information Technology (continued)
12,100	*	Checkpoint Systems, Inc.	$ 216,348
85,600		Cisco Systems, Inc.	1,336,216
100,000	*	EMC Corporation	2,755,000
49,240		Hewlett-Packard Company	1,792,336
85,952		Intel Corporation	1,904,696
30,729		International Business Machines Corporation	5,271,560
65,800		Intersil Corporation – Class “A”	845,530
126,800		Microsoft Corporation	3,296,800
44,800		National Semiconductor Corporation	1,102,528
53,825	*	NCI, Inc. – Class “A”	1,222,904
126,500	*	NCR Corporation	2,389,585
68,355	*	Parametric Technology Corporation	1,567,380
59,788		QUALCOMM, Inc.	3,395,361
71,160	*	Symantec Corporation	1,403,275
57,400		TE Connectivity, Ltd.	2,110,024
15,100	*	Varian Semiconductor Equipment Associates, Inc.	927,744
103,200		Western Union Company	2,067,096

			38,240,041

		Materials—6.1%
60,133		Buckeye Technologies, Inc.	1,622,388
39,600		Celanese Corporation – Series “A”	2,111,076
45,340		Freeport-McMoRan Copper & Gold, Inc.	2,398,486
64,200		Kronos Worldwide, Inc.	2,019,090
11,600		Praxair, Inc.	1,257,324
68,320		RPM International, Inc.	1,572,726
85,464		Temple-Inland, Inc.	2,541,699

			13,522,789

		Telecommunication Services—2.0%
64,083		AT&T, Inc.	2,012,847
63,200		Verizon Communications, Inc.	2,352,936

			4,365,783

26

Shares	Security		Value
	Utilities—.2%
12,026	Atmos Energy Corporation		$ 399,864
Total Value of Common Stocks (cost $179,356,966)		99.8%	221,630,898
Other Assets, Less Liabilities		.2	473,097
Net Assets		100.0%	$222,103,995

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks**	$221,630,898	$—	$—	$221,630,898

**	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
June 30, 2011.

See notes to financial statements	27

Fund Expenses (unaudited)
HIGH YIELD FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,041.75	$4.56
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.33	$4.51

*	Expenses are equal to the annualized expense ratio of .90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

28

Portfolio of Investments
HIGH YIELD FUND
June 30, 2011

Principal
Amount	Security	Value

	CORPORATE BONDS—95.7%
	Automotive—5.0%
$ 575M	Chrysler Group, LLC/CG Co. – Issuer, Inc., 8.25%, 2021 (a)	$ 566,375
425M	Cooper Tire & Rubber Co., 8%, 2019	448,375
300M	Cooper-Standard Automotive, Inc., 8.5%, 2018	318,000
500M	Exide Technologies, 8.625%, 2018 (a)	522,500
350M	Ford Motor Co., 6.625%, 2028	344,879
	Goodyear Tire & Rubber Co.:
112M	10.5%, 2016	126,560
225M	8.25%, 2020	244,125
450M	Hertz Corp., 6.75%, 2019 (a)	447,750
325M	Jaguar Land Rover, PLC, 7.75%, 2018 (a)	328,250
300M	Oshkosh Corp., 8.5%, 2020	326,250

		3,673,064

	Building Materials—3.7%
525M	Associated Materials, LLC, 9.125%, 2017 (a)	525,000
	Building Materials Corp.:
475M	6.875%, 2018 (a)	486,875
575M	7.5%, 2020 (a)	608,062
275M	Calcipar SA, 6.875%, 2018 (a)	277,062
325M	Griffon Corp., 7.125%, 2018 (a)	327,844
500M	Texas Industries, Inc., 9.25%, 2020	486,250

		2,711,093

	Capital Goods—.6%
375M	Belden CDT, Inc., 9.25%, 2019	419,063

	Chemicals—4.3%
400M	Ferro Corp., 7.875%, 2018	417,000
225M	Huntsman International, LLC, 8.625%, 2021	245,813
225M	Kinove German Bondco GmbH, 9.625%, 2018 (a)	235,688
425M	Lyondell Chemical Co., 11%, 2018	478,125
350M	Polymer Group, Inc., 7.75%, 2019 (a)	352,625
175M	PolyOne Corp., 7.375%, 2020	183,750
400M	Rhodia SA, 6.875%, 2020 (a)	470,500
	Solutia, Inc.:
525M	8.75%, 2017	572,250
175M	7.875%, 2020	188,125

		3,143,876

29

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2011

Principal
Amount	Security	Value

	Consumer Durables—.7%
$ 500M	Sealy Mattress Co., 8.25%, 2014	$ 503,750

	Consumer Non-Durables—1.3%
450M	Easton-Bell Sports, Inc., 9.75%, 2016	498,375
100M	Levi Strauss & Co., 7.625%, 2020	100,500
325M	Phillips Van-Heusen Corp., 7.375%, 2020	349,375

		948,250

	Energy—13.5%
	Basic Energy Services, Inc.:
75M	7.125%, 2016	75,375
325M	7.75%, 2019 (a)	327,437
	Berry Petroleum Co.:
300M	10.25%, 2014	344,250
400M	8.25%, 2016	419,000
275M	Chesapeake Energy Corp., 7.25%, 2018	301,125
	Concho Resources, Inc.:
325M	8.625%, 2017	355,875
75M	7%, 2021	77,812
175M	6.5%, 2022	175,656
	Consol Energy, Inc.:
225M	8%, 2017	246,375
525M	8.25%, 2020	574,875
75M	Continental Resources, 7.125%, 2021	79,500
	Copano Energy, LLC:
75M	7.75%, 2018	77,625
150M	7.125%, 2021	148,500
675M	Crosstex Energy, LP, 8.875%, 2018	722,250
175M	Denbury Resources, Inc., 8.25%, 2020	191,625
100M	Encore Acquisition Co., 9.5%, 2016	111,625
550M	Expro Finance Luxembourg SCA, 8.5%, 2016 (a)	533,500
	Ferrellgas Partners, LP:
475M	9.125%, 2017	512,406
240M	8.625%, 2020	254,400
425M	Forest Oil Corp., 7.25%, 2019	435,625
450M	Genesis Energy, LP, 7.875%, 2018 (a)	448,875
275M	Helix Energy Solutions Group, Inc., 9.5%, 2016 (a)	284,625
	Hilcorp Energy I, LP:
25M	7.75%, 2015 (a)	25,875
575M	8%, 2020 (a)	621,000

30

Principal
Amount	Security	Value

	Energy (continued)
	Inergy, LP:
$ 325M	7%, 2018	$ 329,875
125M	6.875%, 2021 (a)	125,156
100M	Linn Energy, LLC, 6.5%, 2019 (a)	99,250
325M	Murray Energy Corp., 10.25%, 2015 (a)	342,875
	Penn Virginia Corp.:
150M	10.375%, 2016	166,875
100M	7.25%, 2019	96,875
	Quicksilver Resources, Inc.:
125M	8.25%, 2015	132,344
300M	11.75%, 2016	345,000
350M	9.125%, 2019	383,250
275M	Sandridge Energy, Inc., 7.5%, 2021 (a)	278,781
225M	SESI, LLC, 6.375%, 2019 (a)	223,312
75M	SM Energy Co., 6.625%, 2019 (a)	75,375

		9,944,179

	Financials—4.5%
	Ally Financial, Inc.:
500M	6.25%, 2017 (a)	498,541
675M	8%, 2020	718,875
	Ford Motor Credit Co., LLC:
375M	8.7%, 2014	420,746
475M	6.625%, 2017	505,578
100M	General Motors Financial Co., 6.75%, 2018 (a)	100,750
	International Lease Finance Corp.:
625M	8.625%, 2015	679,687
275M	8.75%, 2017	301,469
75M	8.25%, 2020	81,187

		3,306,833

	Food/Beverage/Tobacco—1.0%
	CF Industries, Inc.:
250M	6.875%, 2018	284,063
100M	7.125%, 2020	116,625
375M	JBS USA, LLC, 7.25%, 2021 (a)	366,563

		767,251

31

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2011

Principal
Amount	Security	Value

	Food/Drug—1.8%
$ 625M	McJunkin Red Man Corp., 9.5%, 2016 (a)	$ 639,063
475M	NBTY, Inc., 9%, 2018 (a)	503,500
200M	Tops Holding Corp./Tops Markets, LLC, 10.125%, 2015	213,250

		1,355,813

	Forest Products/Containers—2.2%
200M	Clearwater Paper Corp., 7.125%, 2018	206,000
225M	Exopack Holding Corp., 10%, 2018 (a)	224,438
175M	JSG Funding, PLC (Smurfit Kappa Funding, PLC), 7.75%, 2015	177,625
350M	Mercer International, Inc., 9.5%, 2017	377,125
400M	Reynolds Group Escrow, LLC, 7.75%, 2016 (a)	419,000
225M	Reynolds Group Issuer, Inc., 9%, 2019 (a)	223,313

		1,627,501

	Gaming/Leisure—2.0%
250M	Ameristar Casinos, Inc., 7.5%, 2021 (a)	259,063
325M	MCE Finance, Ltd., 10.25%, 2018	363,594
200M	National CineMedia, LLC, 7.875%, 2021 (a)	203,570
100M	NCL Corp., Ltd., 11.75%, 2016	115,750
200M	Vail Resorts, Inc., 6.5%, 2019 (a)	202,000
327M	Yonkers Racing Corp., 11.375%, 2016 (a)	356,430

		1,500,407

	Health Care—5.0%
600M	Aviv Healthcare Properties, LP, 7.75%, 2019 (a)	616,500
175M	Capella Healthcare, 9.25%, 2017 (a)	185,500
425M	Community Health Systems, Inc., 8.875%, 2015	438,812
350M	ConvaTec Healthcare, 10.5%, 2018 (a)	364,000
	DaVita, Inc.:
200M	6.375%, 2018	203,000
75M	6.625%, 2020	76,687
100M	Endo Pharmaceuticals Holdings, Inc., 7%, 2019 (a)	103,000
600M	Genesis Health Ventures, Inc., 9.75%, 2005 (b)(c)	375
	Healthsouth Corp.:
300M	7.25%, 2018	314,250
150M	7.75%, 2022	158,812
525M	IASIS Healthcare, LLC, 8.375%, 2019 (a)	519,750
40M	Select Medical Corp., 7.625%, 2015	39,800
225M	Universal Hospital Services, Inc., 8.5%, 2015 (a)	232,875

32

Principal
Amount	Security	Value

	Health Care (continued)
	Vanguard Health Holding Co. II, LLC:
$ 250M	8%, 2018	$ 259,375
150M	7.75%, 2019	152,625

		3,665,361

	Information Technology—3.2%
	Brocade Communications Systems, Inc.:
100M	6.625%, 2018	106,000
125M	6.875%, 2020	135,312
550M	Equinix, Inc., 8.125%, 2018	601,562
	Fidelity National Information Services, Inc.:
175M	7.625%, 2017	186,594
50M	7.875%, 2020	53,312
175M	iGATE Corp., 9%, 2016 (a)	177,625
	Jabil Circuit, Inc.:
50M	7.75%, 2016	55,625
550M	8.25%, 2018	631,125
275M	MEMC Electronic Materials, Inc., 7.75%, 2019 (a)	272,937
125M	Seagate HDD Cayman, 7.75%, 2018 (a)	131,875

		2,351,967

	Manufacturing—3.0%
325M	Amsted Industries, 8.125%, 2018 (a)	342,875
515M	Case New Holland, Inc., 7.875%, 2017 (a)	569,075
100M	Coleman Cable, Inc., 9%, 2018	105,000
650M	Manitowoc Co., Inc., 8.5%, 2020	697,125
325M	Park-Ohio Industries, Inc., 8.125%, 2021 (a)	326,625
175M	Terex Corp., 10.875%, 2016	202,563

		2,243,263

	Media-Broadcasting—4.6%
375M	Allbritton Communication Co., 8%, 2018	383,437
	Belo Corp.:
575M	7.25%, 2027	516,063
100M	7.75%, 2027	94,250
575M	Cumulus Media, Inc., 7.75%, 2019 (a)	557,750
350M	Nexstar/Mission Broadcasting, Inc., 8.875%, 2017	370,125

33

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2011

Principal
Amount	Security	Value

	Media-Broadcasting (continued)
	Sinclair Television Group, Inc.:
$ 575M	9.25%, 2017 (a)	$ 633,938
100M	8.375%, 2018	105,500
700M	XM Satellite Radio, Inc., 7.625%, 2018 (a)	735,000

		3,396,063

	Media-Cable TV—7.0%
100M	AMC Networks, Inc., 7.75%, 2021 (a)	104,750
550M	Cablevision Systems Corp., 8.625%, 2017	598,812
	CCO Holdings, LLC:
50M	7%, 2019 (a)	51,625
325M	7%, 2019	336,375
350M	Cequel Communications Holdings I, Inc., 8.625%, 2017 (a)	365,750
	Clear Channel Worldwide:
350M	9.25%, 2017 Series “A”	382,375
725M	9.25%, 2017 Series “B”	793,875
675M	DISH DBS Corp., 7.875%, 2019	731,531
200M	Echostar DBS Corp., 7.125%, 2016	212,000
400M	Quebecor Media, Inc., 7.75%, 2016	415,500
675M	UPC Germany GmbH, 8.125%, 2017 (a)	720,562
400M	UPC Holding BV, 9.875%, 2018 (a)	446,000

		5,159,155

	Media-Diversified—1.4%
450M	Entravision Communications Corp., 8.75%, 2017	468,000
425M	Lamar Media Corp., 7.875%, 2018	447,313
125M	NAI Entertainment Holdings, LLC, 8.25%, 2017 (a)	134,688

		1,050,001

	Metals/Mining—6.8%
450M	AK Steel Corp., 7.625%, 2020	463,500
	Arch Coal, Inc.:
325M	7.25%, 2020	332,312
125M	7.25%, 2021 (a)	125,781
	FMG Resources (August 2006) Property, Ltd.:
175M	6.375%, 2016 (a)	175,437
200M	6.875%, 2018 (a)	204,000
350M	JMC Steel Group, 8.25%, 2018 (a)	357,000
375M	Metals USA, Inc., 11.125%, 2015	397,500
675M	Novelis, Inc., 8.375%, 2017	723,937

34

Principal
Amount	Security	Value

	Metals/Mining (continued)
$ 250M	Thompson Creek Metals Co., Inc., 7.375%, 2018 (a)	$ 246,250
	United States Steel Corp.:
125M	7%, 2018	126,875
750M	7.375%, 2020	774,375
325M	Vedanta Resources, PLC, 9.5%, 2018 (a)	355,875
	Vulcan Materials Co.:
225M	6.5%, 2016	223,866
100M	6.4%, 2017	97,731
175M	7%, 2018	173,262
225M	7.5%, 2021	225,091

		5,002,792

	Real Estate Investment Trusts—2.0%
	CB Richard Ellis Service:
400M	11.625%, 2017	465,500
125M	6.625%, 2020	129,063
	Developers Diversified Realty Corp.:
100M	9.625%, 2016	120,780
100M	7.875%, 2020	114,848
375M	Dupont Fabros Technology, LP, 8.5%, 2017	411,563
	Omega Healthcare Investors, Inc.:
125M	7.5%, 2020	133,125
125M	6.75%, 2022 (a)	123,906

		1,498,785

	Retail-General Merchandise—4.8%
600M	DineEquity, Inc., 9.5%, 2018 (a)	654,000
325M	J.C. Penney Corp., Inc., 7.95%, 2017	367,656
	Limited Brands, Inc.:
225M	8.5%, 2019	257,625
50M	6.625%, 2021	51,375
325M	Needle Merger Sub Corp., 8.125%, 2019 (a)	329,063
500M	Sears Holding Corp., 6.625%, 2018 (a)	466,250
550M	Toys R Us Property Co. I, Inc., 10.75%, 2017	614,625
175M	Toys R Us Property Co. II, Inc., 8.5%, 2017	183,750
250M	Wendy’s/Arby’s Restaurant, LLC, 10%, 2016	278,125
75M	Yankee Acquisition Corp., 8.5%, 2015	77,625
225M	YCC Holdings, LLC/Yankee Finance, Inc., 10.25%, 2016 (a)	226,688

		3,506,782

35

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2011

Principal
Amount	Security	Value

	Services—2.3%
$ 275M	CoreLogic, Inc., 7.25%, 2021 (a)	$ 269,500
	FTI Consulting, Inc.:
175M	7.75%, 2016	183,750
125M	6.75%, 2020	126,875
300M	Iron Mountain, Inc., 8.375%, 2021	316,500
350M	PHH Corp., 9.25%, 2016	384,563
375M	Reliance Intermediate Holdings, LP, 9.5%, 2019 (a)	411,094

		1,692,282

	Telecommunications—6.8%
225M	Buccaneer Merger Sub, Inc. (Syniverse Holdings, Inc.),
	9.125%, 2019 (a)	235,125
	Citizens Communications Co.:
750M	7.125%, 2019	772,500
100M	9%, 2031	103,000
	Frontier Communications Corp.:
275M	8.125%, 2018	300,094
200M	8.5%, 2020	219,000
300M	GCI, Inc., 8.625%, 2019	330,000
750M	Inmarsat Finance, PLC, 7.375%, 2017 (a)	798,750
	Intelsat Jackson Holdings, Ltd.:
150M	7.25%, 2019 (a)	149,250
150M	7.5%, 2021 (a)	149,438
	Sprint Capital Corp.:
50M	6.9%, 2019	51,750
475M	6.875%, 2028	451,250
925M	Wind Acquisition Finance SA, 11.75%, 2017 (a)	1,052,188
	Windstream Corp.:
225M	7.875%, 2017	239,906
125M	7.75%, 2020	131,563

		4,983,814

	Transportation—3.0%
625M	Aguila 3 SA, 7.875%, 2018 (a)	632,031
650M	CHC Helicopter SA, 9.25%, 2020 (a)	589,875
	Navios Maritime Holdings:
250M	8.875%, 2017	258,750
375M	8.125%, 2019 (a)	361,875
350M	Swift Services Holdings, Inc., 10%, 2018	372,313

		2,214,844

36

Principal
Amount
or Shares		Security	Value

		Utilities—5.2%
		AES Corp.:
$ 125M		9.75%, 2016	$ 142,500
100M		8%, 2017	106,500
125M		7.375%, 2021 (a)	127,031
350M		Calpine Construction Finance Co., LP, 8%, 2016 (a)	379,750
375M		Calpine Corp., 7.5%, 2021 (a)	384,375
500M		Energy Future Holdings Corp., 10.25%, 2020	533,230
214M		Indiantown Cogeneration Utilities, LP, 9.77%, 2020	228,785
400M		Intergen NV, 9%, 2017 (a)	425,000
		NRG Energy, Inc.:
625M		7.375%, 2017	656,250
275M		7.625%, 2019 (a)	274,313
225M		8.5%, 2019	234,000
298M		NSG Holdings, LLC, 7.75%, 2025 (a)	293,530

			3,785,264

Total Value of Corporate Bonds (cost $68,434,701)			70,451,453

		COMMON STOCKS—.0%
		Telecommunications
3	*	Viatel Holding (Bermuda), Ltd. (b)	—
5,970	*	World Access, Inc.	6

Total Value of Common Stocks (cost $97,361)			6

Total Value of Investments (cost $68,532,062)		95.7%	70,451,459
Other Assets, Less Liabilities		4.3	3,170,715

Net Assets		100.0%	$73,622,174

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

(b)	Securities valued at fair value (see Note 1A).

(c)	In default as to principal and/or interest payment

37

Portfolio of Investments (continued)
HIGH YIELD FUND
June 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$70,451,078	$375	$70,451,453
Common Stocks	6	—	—	6
Total Investments in Securities*	$6	$70,451,078	$375	$70,451,459

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.
There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
June 30, 2011.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments
	in Corporate	in Common	Investments
	Bonds	Stocks	in Warrants	Total
Balance, December 31, 2010	$375	$—	$21	$396
Net sales*	—	—	(1,941)	(1,941)
Change in unrealized
appreciation*	—	—	753,562	753,562
Realized loss	—	—	(751,642)	(751,642)
Transfer in and/or out	—	—	—	—
of Level 3
Balance, June 30, 2011	$375	$—	$—	$375

*	Includes conversion of corporate bonds to warrants which were subsequently sold.

38

The following is a summary of Level 3 inputs by industry:

Health Care	$375
Telecommunications	—
$375

See notes to financial statements	39

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,075.58	$5.15
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.83	$5.01

*	Expenses are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

40

Portfolio of Investments
INTERNATIONAL FUND
June 30, 2011

Shares		Security	Value

		COMMON STOCKS—98.7%
		United Kingdom—25.6%
49,082		Admiral Group, PLC	$ 1,309,304
255,967		Amlin, PLC	1,669,093
150,081		British American Tobacco, PLC	6,583,321
65,475		Bunzl, PLC	820,173
117,594		Diageo, PLC	2,406,591
211,013		Domino’s Pizza UK & IRL, PLC	1,367,418
129,241		Imperial Tobacco Group, PLC	4,304,082
39,196		Reckitt Benckiser Group, PLC	2,165,545
61,935		SABMiller, PLC	2,261,357
44,228		Scottish and Southern Energy, PLC	989,491
118,942		Standard Chartered, PLC	3,125,293
397,829		Tesco, PLC	2,571,158

			29,572,826

		India—13.0%
24,092		Bharat Heavy Electricals, Ltd.	1,107,507
82,469		HDFC Bank, Ltd.	4,658,161
274,918		Housing Development Finance Corporation, Ltd.	4,358,182
669,012		ITC, Ltd.	3,043,898
14,042		Nestle India, Ltd.	1,292,231
22,100	*	Tata Consultancy Services, Ltd.	587,151

			15,047,130

		Brazil—8.8%
98,690		AES Tiete SA	1,604,561
87,630		CETIP SA – Balcao Organizado de Ativos e Derivativos	1,350,700
645	*	CETIP SA – Receipts	9,653
58,950		Companhia de Bebidas das Americas (ADR)	1,988,383
78,800		CPFL Energia SA	1,117,248
116,958		Redecard SA	1,751,843
188,285		Souza Cruz SA	2,374,277

			10,196,665

41

Portfolio of Investments (continued)
INTERNATIONAL FUND
June 30, 2011

Shares		Security	Value

		France—7.7%
13,977		bioMerieux	$ 1,621,121
18,847		Bureau Veritas SA	1,591,228
26,122		Essilor International SA	2,119,058
2,172		Hermes International	641,325
9,276		L’Oreal SA	1,203,529
17,196		Pernod Ricard SA	1,695,614

			8,871,875

		Switzerland—7.3%
5,952		Kuehne & Nagel International AG – Registered	902,915
81,660		Nestle SA – Registered	5,074,039
40,600		Novartis AG – Registered	2,484,563

			8,461,517

		United States—5.4%
93,407		Philip Morris International, Inc.	6,236,785

		Netherlands—5.3%
27,240		Core Laboratories NV	3,038,350
46,329		Royal Dutch Shell, PLC – Class “A”	1,644,734
43,164		Unilever NV-CVA	1,416,371

			6,099,455

		Australia—5.0%
147,874		Coca-Cola Amatil, Ltd.	1,811,092
79,626		QBE Insurance Group, Ltd.	1,475,167
83,596		Woolworths, Ltd.	2,489,682

			5,775,941

		Canada—3.9%
21,132		Canadian National Railway Company	1,687,757
68,542		Canadian Natural Resources, Ltd.	2,865,682

			4,553,439

		Japan—3.9%
10,600	*	Daito Trust Construction Co., Ltd.	897,097
24,800		Nitori Company, Ltd.	2,346,332
27,200		Secom Company, Ltd.	1,300,029

			4,543,458

42

Shares or
Principal
Amount		Security	Value
		Belgium—3.1%
36,904		Anheuser-Busch InBev NV	$ 2,141,359
28,943		Colruyt SA	1,447,717
			3,589,076

		Ireland—2.9%
61,919		Covidien, PLC	3,295,948

		Denmark—2.3%
20,995		Novo Nordisk A/S – Series “B”	2,629,626

		Germany—1.4%
10,464		Muenchener Rueckversicherungs-Gesellschaft AG – Registered	1,597,045

		Singapore—1.1%
165,100		Oversea-Chinese Banking Corporation, Ltd.	1,261,811

		China—.8%
6,516	*	Baidu.com, Inc. (ADR)	913,087

		Spain—.6%
12,130		Prosegur, Compania de Seguridad SA	644,900

		Mexico—.4%
164,960		Wal-Mart de Mexico SAB de CV	488,821

		Colombia—.2%
4,495		Ecopetrol SA (ADR)	197,825
Total Value of Common Stocks (cost $80,559,362)			113,977,230

		SHORT-TERM INVESTMENTS—1.1%
		Money Market Fund
$1,250M		First Investors Cash Reserve Fund, .04% (cost $1,250,000)**	1,250,000
Total Value of Investments (cost $81,809,362)		99.8%	115,227,230
Other Assets, Less Liabilities		.2	197,761

Net Assets		100.0%	$115,424,991

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
June 30, 2011 (see Note 3).

43

Portfolio of Investments (continued)
INTERNATIONAL FUND
June 30, 2011

Summary of Abbreviations:
ADR	American Depositary Receipts

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2		Level 3	Total
Common Stocks
Consumer Staples	$12,535,983	$40,459,869		$—	$52,995,852
Financials	1,360,353	20,351,153		—	21,711,506
Health Care	3,295,948	8,854,368		—	12,150,316
Industrials	2,332,657	5,721,852		—	8,054,509
Energy	6,101,857	1,644,734		—	7,746,591
Consumer Discretionary	—	4,355,075		—	4,355,075
Utilities	2,721,809	989,491		—	3,711,300
Information Technology	2,664,930	587,151		—	3,252,081
Money Market Fund	1,250,000	—		—	1,250,000
Total Investments in Securities*	$32,263,537	$82,963,693	**	$—	$115,227,230

*	The Portfolio of Investments provides information on the country categorization for the portfolio.

**	Includes certain securities trading outside of the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $82,963,693 of investment securities were classified as Level 2 instead of Level 1.

44	See notes to financial statements

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,034.88	$3.63
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.22	$3.61

*	Expenses are equal to the annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

45

Portfolio of Investments
INVESTMENT GRADE FUND
June 30, 2011

Principal
Amount	Security	Value

	CORPORATE BONDS—92.8%
	Aerospace/Defense—.5%
$ 200M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	$ 215,026

	Agriculture—.9%
340M	Cargill, Inc., 6%, 2017 (a)	392,361

	Chemicals—2.1%
425M	Chevron Phillips Chemicals Co., LLC, 8.25%, 2019 (a)	527,722
400M	Dow Chemical Co., 4.25%, 2020	391,873

		919,595

	Consumer Durables—2.4%
400M	Black & Decker Corp., 5.75%, 2016	459,466
300M	Newell Rubbermaid, Inc., 6.75%, 2012	312,013
300M	Stanley Black & Decker, 5.2%, 2040	290,319

		1,061,798

	Energy—10.2%
400M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	481,307
200M	DCP Midstream, LLC, 9.75%, 2019 (a)	261,770
200M	Energy Transfer Partners, LP, 8.5%, 2014	232,838
459M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	499,750
400M	Nabors Industries, Inc., 6.15%, 2018	442,809
500M	Petrobras International Finance Co., 5.375%, 2021	515,905
400M	Reliance Holdings USA, Inc., 4.5%, 2020 (a)	374,423
400M	Spectra Energy Capital, LLC, 6.2%, 2018	454,208
489M	Suncor Energy, Inc., 6.85%, 2039	554,059
200M	Valero Energy Corp., 9.375%, 2019	255,825
400M	Weatherford International, Inc., 6.35%, 2017	453,300

		4,526,194

	Financial Services—11.9%
250M	Aflac, Inc., 8.5%, 2019	306,207
600M	American Express Co., 7%, 2018	707,069
375M	Amvescap, PLC, 5.375%, 2013	398,375
400M	BlackRock, Inc., 5%, 2019	425,922
350M	CoBank, ACB, 7.875%, 2018 (a)	406,486
200M	Compass Bank, 6.4%, 2017	216,247
300M	ERAC USA Finance Co., 6.375%, 2017 (a)	345,467
400M	Ford Motor Credit Co., LLC, 5.625%, 2015	415,076

46

Principal
Amount	Security	Value

	Financial Services (continued)
	General Electric Capital Corp.:
$ 400M	5.625%, 2017	$ 442,191
300M	5.5%, 2020	321,817
	Harley-Davidson Funding Corp.:
200M	5.75%, 2014 (a)	218,778
210M	6.8%, 2018 (a)	237,674
400M	Protective Life Corp., 7.375%, 2019	455,492
400M	Prudential Financial Corp., 4.75%, 2015	430,761

		5,327,562

	Financials—16.9%
	Bank of America Corp.:
200M	5.65%, 2018	211,164
200M	5%, 2021	197,950
300M	Barclays Bank, PLC, 5.125%, 2020	305,003
300M	Bear Stearns Cos., Inc., 7.25%, 2018	356,724
	Citigroup, Inc.:
650M	6.375%, 2014	719,231
500M	6.125%, 2017	552,961
	Goldman Sachs Group, Inc.:
500M	6.15%, 2018	544,926
400M	6.75%, 2037	401,218
600M	JPMorgan Chase & Co., 6%, 2018	668,202
	Merrill Lynch & Co., Inc.:
400M	5%, 2015	423,774
400M	6.4%, 2017	437,190
	Morgan Stanley:
600M	5.95%, 2017	645,898
500M	6.625%, 2018	551,551
600M	SunTrust Banks, Inc., 6%, 2017	667,109
300M	UBS AG, 5.875%, 2017	329,536
	Wells Fargo & Co.:
300M	5.625%, 2017	331,832
200M	4.6%, 2021	201,502

		7,545,771

	Food/Beverage/Tobacco—7.6%
400M	Altria Group, Inc., 9.7%, 2018	526,380
500M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 2020	551,750
300M	Bottling Group, LLC, 5.125%, 2019	332,779
200M	Bunge Limited Finance Corp., 5.35%, 2014	215,761

47

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
June 30, 2011

Principal
Amount	Security	Value

	Food/Beverage/Tobacco (continued)
$ 400M	Corn Products International, Inc., 4.625%, 2020	$ 404,265
400M	Dr. Pepper Snapple Group, Inc., 6.82%, 2018	479,035
400M	Lorillard Tobacco Co., 6.875%, 2020	434,696
400M	Philip Morris International, Inc., 5.65%, 2018	450,518

		3,395,184

	Forest Products/Container—.9%
300M	International Paper Co., 9.375%, 2019	383,666

	Health Care—1.8%
400M	Biogen IDEC, Inc., 6.875%, 2018	467,761
200M	Novartis, 5.125%, 2019	222,448
100M	Roche Holdings, Inc., 6%, 2019 (a)	115,396

		805,605

	Information Technology—6.3%
300M	Cisco Systems, Inc., 4.95%, 2019	326,255
300M	Computer Sciences Corp., 6.5%, 2018	321,723
300M	Dell, Inc., 5.875%, 2019	337,204
300M	Dun & Bradstreet Corp., 6%, 2013	322,590
400M	Harris Corp., 4.4%, 2020	402,017
500M	Motorola, Inc., 6%, 2017	569,701
	Pitney Bowes, Inc.:
100M	5%, 2015	107,614
400M	5.75%, 2017	438,214

		2,825,318

	Manufacturing—4.1%
300M	General Electric Co., 5.25%, 2017	332,804
700M	Ingersoll-Rand Global Holdings Co., 6.875%, 2018	830,716
300M	Johnson Controls, Inc., 5%, 2020	319,339
300M	Tyco Electronics Group SA, 6.55%, 2017	353,937

		1,836,796

48

Principal
Amount	Security	Value

	Media-Broadcasting—4.9%
$ 400M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	$ 531,980
	Comcast Corp.:
400M	5.15%, 2020	431,433
400M	6.95%, 2037	452,994
400M	DirecTV Holdings, LLC, 7.625%, 2016	436,444
300M	Time Warner Cable, Inc., 6.75%, 2018	348,402

		2,201,253

	Media-Diversified—1.5%
	McGraw-Hill Cos., Inc.:
200M	5.9%, 2017	223,615
200M	6.55%, 2037	216,861
200M	News America, Inc., 5.3%, 2014	223,116

		663,592

	Metals/Mining—4.8%
400M	Alcoa, Inc., 6.15%, 2020	424,495
500M	ArcelorMittal, 6.125%, 2018	536,295
400M	Newmont Mining Corp., 5.125%, 2019	430,328
260M	Rio Tinto Finance USA, Ltd., 6.5%, 2018	304,093
400M	Vale Overseas, Ltd., 5.625%, 2019	428,904

		2,124,115

	Real Estate Investment Trusts—5.9%
500M	Boston Properties, LP, 5.875%, 2019	548,725
300M	Digital Realty Trust, LP, 5.25%, 2021	299,004
500M	HCP, Inc., 5.375%, 2021	516,676
400M	Prologis, LP, 6.625%, 2018	442,866
400M	Simon Property Group, LP, 5.75%, 2015	449,448
400M	Ventas Realty, LP, 4.75%, 2021	391,224

		2,647,943

	Retail-General Merchandise—1.6%
300M	GAP, Inc., 5.95%, 2021	288,736
400M	Home Depot, Inc., 5.875%, 2036	410,741

		699,477

	Telecommunications—.8%
309M	GTE Corp., 6.84%, 2018	359,948

49

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
June 30, 2011

Principal
Amount	Security		Value

	Transportation—1.9%
$ 300M	Con-way, Inc., 7.25%, 2018		$ 330,470
459M	GATX Corp., 8.75%, 2014		534,112

			864,582

	Utilities—5.2%
300M	E. ON International Finance BV, 5.8%, 2018 (a)		333,566
300M	Electricite de France SA, 6.5%, 2019 (a)		351,190
400M	Exelon Generation Co., LLC, 6.2%, 2017		451,834
	Great River Energy Co.:
162M	5.829%, 2017 (a)		180,155
300M	4.478%, 2030 (a)		295,960
400M	Ohio Power Co., 5.375%, 2021		431,733
200M	Sempra Energy, 9.8%, 2019		268,666

			2,313,104

	Waste Management—.6%
265M	Republic Services, Inc., 3.8%, 2018		266,534

Total Value of Corporate Bonds (cost $38,727,675)			41,375,424

	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—4.7%
	Fannie Mae
1,956M	5%, 12/1/2039 – 10/1/2040 (cost $2,044,568)		2,089,921

Total Value of Investments (cost $40,772,243)		97.5%	43,465,345
Other Assets, Less Liabilities		2.5	1,122,283

Net Assets	100.0%		$44,587,628

(a)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

50

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$41,375,424	$—	$41,375,424
Residential Mortgage-Backed
Securities	—	2,089,921	—	2,089,921
Total Investments in Securities*	$—	$43,465,345	$—	$43,465,345

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
June 30, 2011.

See notes to financial statements	51

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,132.16	$4.76
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.33	$4.51

*	Expenses are equal to the annualized expense ratio of .90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

52

Portfolio of Investments
SELECT GROWTH FUND
June 30, 2011

Shares		Security	Value

		COMMON STOCKS—98.0%
		Consumer Discretionary—15.3%
3,860		Autoliv, Inc.	$ 302,817
9,310	*	Bed Bath & Beyond, Inc.	543,425
1,860	*	Chipotle Mexican Grill, Inc.	573,233
8,650		Mattel, Inc.	237,789
750	*	Priceline.com, Inc.	383,948
7,330		Ross Stores, Inc.	587,280

			2,628,492

		Consumer Staples—7.7%
14,340		Coca-Cola Enterprises, Inc.	418,441
6,830		Corn Products International, Inc.	377,562
8,360		Whole Foods Market, Inc.	530,442

			1,326,445

		Energy—9.0%
3,770		Chevron Corporation	387,707
3,260		ExxonMobil Corporation	265,299
4,910		Helmerich & Payne, Inc.	324,649
3,500		Noble Energy, Inc.	313,705
2,410		Occidental Petroleum Corporation	250,736

			1,542,096

		Financials—9.0%
8,260		American Express Company	427,042
4,570		Capital One Financial Corporation	236,132
14,210		East West Bancorp, Inc.	287,184
2,100		Franklin Resources, Inc.	275,709
7,880		JPMorgan Chase & Company	322,607

			1,548,674

		Health Care—14.9%
6,100		Aetna, Inc.	268,949
5,700		Cooper Companies, Inc.	451,668
12,000	*	Endo Pharmaceuticals Holdings, Inc.	482,040
8,690	*	Express Scripts, Inc.	469,086
4,770		McKesson Corporation	399,011
7,280	*	Watson Pharmaceuticals, Inc.	500,354

			2,571,108

53

Portfolio of Investments (continued)
SELECT GROWTH FUND
June 30, 2011

Shares		Security		Value

		Industrials—12.5%
16,410		CSX Corporation		$ 430,270
5,740		Eaton Corporation		295,323
7,330		Illinois Tool Works, Inc.		414,072
5,260		Manpower, Inc.		282,199
4,970		Parker Hannifin Corporation		446,008
5,000		Ryder System, Inc.		284,250

				2,152,122

		Information Technology—22.5%
6,870	*	ANSYS, Inc.		375,583
2,040	*	Apple, Inc.		684,767
8,090	*	Arrow Electronics, Inc.		335,735
10,950	*	BMC Software, Inc.		598,965
8,130	*	Check Point Software Technologies, Ltd.		462,191
3,030		International Business Machines Corporation		519,796
14,800	*	TIBCO Software, Inc.		429,496
4,580	*	VMware, Inc. – Class “A”		459,053

				3,865,586

		Materials—4.3%
3,050		CF Industries Holdings, Inc.		432,093
3,330		PPG Industries, Inc.		302,331

				734,424

		Telecommunication Services—2.8%
27,900	*	MetroPCS Communications, Inc.		480,159

Total Value of Common Stocks (cost $12,795,370)			98.0%	16,849,106
Other Assets, Less Liabilities			2.0	348,183

Net Assets			100.0%	$17,197,289

*	Non-income producing

54

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$16,849,106	$—	$—	$16,849,106

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
June 30, 2011.

See notes to financial statements	55

Fund Expenses (unaudited)
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,030.57	$3.62
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.22	$3.61

*	Expenses are equal to the annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

56

Portfolio of Investments
TARGET MATURITY 2015 FUND
June 30, 2011

Principal		Effective
Amount	Security	Yield	†	Value

	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS—58.4%
	Agency For International Development – Israel:
$ 698M	9/15/2015	1.76%		$ 648,357
2,784M	11/15/2015	1.84		2,569,601
	Fannie Mae:
243M	8/12/2015	1.79		225,788
600M	9/23/2015	1.90		553,849
3,533M	11/15/2015	1.67		3,284,796
650M	Federal Judiciary Office Building, 2/15/2015	2.05		603,602
	Freddie Mac:
550M	3/15/2015	1.84		513,839
930M	9/15/2015	2.09		852,066
830M	9/15/2015	2.09		760,462
210M	Government Trust Certificate – Turkey Trust, 5/15/2015	2.16		193,244
200M	International Bank for Reconstruction &
	Development, 2/15/2015	1.66		188,342
3,657M	Resolution Funding Corporation, 10/15/2015	1.73		3,396,340
2,000M	Tennessee Valley Authority, 11/1/2015	2.17		1,821,092

Total Value of U.S. Government Agency Zero Coupon
Obligations (cost $13,417,665)				15,611,378

	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS—41.6%
11,875M	U.S. Treasury Strips, 11/15/2015 (cost $9,336,866)	1.50		11,124,880

Total Value of Investments (cost $22,754,531)	100.0%			26,736,258
Excess of Liabilities Over Other Assets	—			(4,253)

Net Assets	100.0%			$26,732,005

†	The effective yields shown for the zero coupon obligations are the effective yields at
June 30, 2011.

57

Portfolio of Investments (continued)
TARGET MATURITY 2015 FUND
June 30, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Zero
Coupon Obligations	$—	$15,611,378	$—	$15,611,378
U.S. Government Zero Coupon
Obligations	—	11,124,880	—	11,124,880
Total Investments
in Securities	$—	$26,736,258	$—	$26,736,258

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended June 30, 2011.

58	See notes to financial statements

Fund Expenses (unaudited)
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(1/1/11)	(6/30/11)	(1/1/11–6/30/11)*
Expense Examples
Actual	$1,000.00	$1,049.85	$4.27
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.62	$4.21

*	Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total value of investments.

59

Portfolio of Investments
VALUE FUND
June 30, 2011

Shares		Security	Value

		COMMON STOCKS—97.7%
		Consumer Discretionary—13.0%
27,900		American Eagle Outfitters, Inc.	$ 355,725
16,100		American Greetings Corporation – Class “A”	387,044
18,200		Best Buy Company, Inc.	571,662
37,300		Brown Shoe Company, Inc.	397,245
9,900		Carnival Corporation	372,537
23,800		Chico’s FAS, Inc.	362,474
19,600		Comcast Corporation – Special Shares “A”	474,908
6,800		Fortune Brands, Inc.	433,636
10,300		Genuine Parts Company	560,320
12,200		Home Depot, Inc.	441,884
22,800		International Game Technology	400,824
13,700		J.C. Penney Company, Inc.	473,198
31,500		Lowe’s Companies, Inc.	734,265
12,900		Macy’s, Inc.	377,196
4,400		McDonald’s Corporation	371,008
22,500		Newell Rubbermaid, Inc.	355,050
5,400		Omnicom Group, Inc.	260,064
3,000	*	Ruby Tuesday, Inc.	32,340
3,800		Stage Stores, Inc.	63,840
23,300		Staples, Inc.	368,140
11,600		Target Corporation	544,156
12,466		Time Warner, Inc.	453,388
17,400		Walt Disney Company	679,296

			9,470,200

		Consumer Staples—16.1%
11,900		Archer-Daniels-Midland Company	358,785
19,700		Avon Products, Inc.	551,600
5,300		Clorox Company	357,432
13,100		Coca-Cola Company	881,499
15,400		ConAgra Foods, Inc.	397,474
2,400		Costco Wholesale Corporation	194,976
16,300		CVS Caremark Corporation	612,554
10,500		Diageo, PLC (ADR)	859,635
7,400		H.J. Heinz Company	394,272
3,900		Hershey Company	221,715
13,700		Kimberly-Clark Corporation	911,872
27,100		Kraft Foods, Inc. – Class “A”	954,733
18,600		Kroger Company	461,280
15,746		PepsiCo, Inc.	1,108,991

60

Shares	Security	Value

	Consumer Staples (continued)
14,300	Philip Morris International, Inc.	$ 954,811
5,400	Procter & Gamble Company	343,278
17,200	Safeway, Inc.	401,964
16,100	Walgreen Company	683,606
20,900	Wal-Mart Stores, Inc.	1,110,626

		11,761,103

	Energy—10.1%
11,012	Chevron Corporation	1,132,474
13,000	ConocoPhillips	977,470
7,700	Devon Energy Corporation	606,837
6,100	Diamond Offshore Drilling, Inc.	429,501
10,500	ExxonMobil Corporation	854,490
5,300	Hess Corporation	396,228
20,400	Marathon Oil Corporation	1,074,672
12,100	Royal Dutch Shell, PLC – Class “A” (ADR)	860,673
8,000	SPDR S&P Oil & Gas Exploration & Production (ETF)	470,240
10,300	Tidewater, Inc.	554,243

		7,356,828

	Financials—13.0%
7,400	ACE, Ltd.	487,068
11,400	Allstate Corporation	348,042
7,300	Ameriprise Financial, Inc.	421,064
26,306	Bank of America Corporation	288,314
18,573	Bank of New York Mellon Corporation	475,840
8,694	Capital One Financial Corporation	449,219
8,722	Chubb Corporation	546,084
8,722	Cincinnati Financial Corporation	254,508
9,100	Comerica, Inc.	314,587
7,800	EMC Insurance Group, Inc.	148,980
1,200	First Financial Bancorp.	20,028
29,590	First Niagara Financial Group, Inc.	390,588
12,900	First Potomac Realty Trust (REIT)	197,499
23,000	FirstMerit Corporation	379,730
5,000	FXCM, Inc. – Class “A”	49,600
7,100	IBERIABANK Corporation	409,244
11,400	Invesco, Ltd.	266,760
39,100	Investors Real Estate Trust (REIT)	338,606
19,900	JPMorgan Chase & Company	814,706
14,800	Morgan Stanley	340,548

61

Portfolio of Investments (continued)
VALUE FUND
June 30, 2011

Shares	Security	Value

	Financials (continued)
28,800	People’s United Financial, Inc.	$ 387,072
7,100	PNC Financial Services Group, Inc.	423,231
15,500	Protective Life Corporation	358,515
12,700	Tower Group, Inc.	302,514
8,900	Unitrin, Inc.	264,063
22,100	Wells Fargo & Company	620,126
24,500	Westfield Financial, Inc.	198,940

		9,495,476

	Health Care—9.7%
22,100	Abbott Laboratories	1,162,902
8,200	Baxter International, Inc.	489,458
4,500	Becton, Dickinson & Company	387,765
12,700	GlaxoSmithKline, PLC (ADR)	544,830
18,600	Johnson & Johnson	1,237,272
13,400	Medtronic, Inc.	516,302
20,070	Merck & Company, Inc.	708,270
13,000	Novartis AG (ADR)	794,430
39,900	Pfizer, Inc.	821,940
6,800	Quest Diagnostics, Inc.	401,880

		7,065,049

	Industrials—12.8%
7,400	3M Company	701,890
6,400	Armstrong World Industries, Inc.	291,584
14,500	Avery Dennison Corporation	560,135
11,200	Con-way, Inc.	434,672
14,200	Curtiss-Wright Corporation	459,654
8,600	Dover Corporation	583,080
7,000	Dun & Bradstreet Corporation	528,780
10,600	Equifax, Inc.	368,032
8,700	General Dynamics Corporation	648,324
30,200	General Electric Company	569,572
10,100	Honeywell International, Inc.	601,859
11,100	Illinois Tool Works, Inc.	627,039
13,900	ITT Corporation	819,127
9,800	Pitney Bowes, Inc.	225,302
9,900	TAL International Group, Inc.	341,847
7,800	Textainer Group Holdings, Ltd.	239,772

62

Shares	Security	Value

	Industrials (continued)
4,000	Triumph Group, Inc.	$ 398,320
7,525	Tyco International, Ltd.	371,961
7,600	United Parcel Service, Inc. – Class “B”	554,268

		9,325,218

	Information Technology—9.3%
17,500	Automatic Data Processing, Inc.	921,900
13,900	Bel Fuse, Inc. – Class “B”	301,491
47,000	Cisco Systems, Inc.	733,670
23,300	Hewlett-Packard Company	848,120
17,000	Intel Corporation	376,720
29,100	Intersil Corporation – Class “A”	373,935
33,800	Microsoft Corporation	878,800
16,950	Molex, Inc.	436,802
21,800	National Semiconductor Corporation	536,498
4,400	QUALCOMM, Inc.	249,876
10,225	TE Connectivity, Ltd.	375,871
10,600	Texas Instruments, Inc.	347,998
19,400	Western Union Company	388,582

		6,770,263

	Materials—5.6%
14,800	Alcoa, Inc.	234,728
16,600	Bemis Company, Inc.	560,748
4,400	Compass Minerals International, Inc.	378,708
20,900	Dow Chemical Company	752,400
13,790	DuPont (E.I.) de Nemours & Company	745,350
24,400	Glatfelter	375,272
17,700	H.B. Fuller Company	432,234
10,500	Sonoco Products Company	373,170
13,300	Steel Dynamics, Inc.	216,125

		4,068,735

	Telecommunication Services—3.9%
39,210	AT&T, Inc.	1,231,586
5,780	CenturyLink, Inc.	233,685
9,100	Telephone & Data Systems, Inc. – Special Shares	245,063
29,718	Verizon Communications, Inc.	1,106,401

		2,816,735

63

Portfolio of Investments (continued)
VALUE FUND
June 30, 2011

Shares or
Principal
Amount	Security	Value

	Utilities—4.2%
$10,100	American Electric Power Company, Inc.	$ 380,568
12,800	MDU Resources Group, Inc.	288,000
8,400	NextEra Energy, Inc.	482,664
25,600	NiSource, Inc.	518,400
3,100	ONEOK, Inc.	229,431
16,900	Portland General Electric Company	427,232
10,700	Southwest Gas Corporation	413,127
12,600	Vectren Corporation	351,036

		3,090,458

Total Value of Common Stocks (cost $58,627,667)		71,220,065

	PREFERRED STOCKS—.4%
	Telecommunication Services
9,500	AT&T, Inc., 6.375%, 2056 (cost $237,359)	254,125

	SHORT-TERM INVESTMENTS—1.5%
	Money Market Fund
$ 1,120M	First Investors Cash Reserve Fund, .04% (cost $1,120,000)**	1,120,000

Total Value of Investments (cost $59,985,026)	99.6%	72,594,190
Other Assets, Less Liabilities	.4	282,953

Net Assets	100.0%	$72,877,143

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at
June 30, 2011 (see Note 3).

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

64

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$71,220,065	$—	$—	$71,220,065
Preferred Stocks	254,125	—	—	254,125
Money Market Fund	1,120,000	—	—	1,120,000
Total Investments in Securities*	$72,594,190	$—	$—	$72,594,190

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
June 30, 2011.

See notes to financial statements	65

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

		CASH			GROWTH &
	BLUE CHIP	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Assets
Investments in securities:
Cost — Unaffiliated issuers	$88,502,365	$10,156,911	$114,652,643	$26,702,287	$179,356,966	$68,532,062
Cost — Affiliated money market fund (Note 3)	850,000	—	13,705,000	—	—	—

Total cost of investments	$89,352,365	$10,156,911	$128,357,643	$26,702,287	$179,356,966	$68,532,062

Value — Unaffiliated issuers (Note 1A)	$125,542,192	$10,156,911	$146,466,418	$27,483,734	$221,630,898	$70,451,459
Value — Affiliated money market fund (Note 3)	850,000	—	13,705,000	—	—	—

Total value of investments	126,392,192	10,156,911	160,171,418	27,483,734	221,630,898	70,451,459
Cash	116,017	146,553	114,506	77,198	—	2,162,499
Receivables:
Investment securities sold	1,549,434	—	207,168	—	1,310,870	291,406
Interest and dividends	192,110	5,092	113,903	128,799	272,899	1,280,249
Trust shares sold	18,457	24,555	134,643	4,957	81,516	25,985
Other assets	15,075	1,248	16,697	3,473	23,772	8,720

Total Assets	128,283,285	10,334,359	160,758,335	27,698,161	223,319,955	74,220,318

Liabilities
Cash overdraft	—	—	—	—	277,890	—
Payables:
Investment securities purchased	1,152,164	—	95,876	—	725,565	503,323
Trust shares redeemed	61,588	319,811	73,480	27,405	62,174	32,808
Accrued advisory fees	76,533	—	96,980	13,677	132,392	45,402
Accrued expenses	13,783	6,572	14,423	10,792	17,939	16,611

Total Liabilities	1,304,068	326,383	280,759	51,874	1,215,960	598,144

Net Assets	$126,979,217	$10,007,976	$160,477,576	$27,646,287	$222,103,995	$73,622,174

Net Assets Consist of:
Capital paid in	$99,053,412	$10,007,976	$114,674,399	$26,948,847	$199,534,214	$97,220,023
Undistributed net investment income	935,938	—	242,820	371,170	1,462,899	2,354,579
Accumulated net realized gain (loss) on investments	(10,049,960)	—	13,746,582	(455,177)	(21,167,050)	(27,871,825)
Net unrealized appreciation of investments	37,039,827	—	31,813,775	781,447	42,273,932	1,919,397

Total	$126,979,217	$10,007,976	$160,477,576	$27,646,287	$222,103,995	$73,622,174

Shares of beneficial interest outstanding (Note 2)	5,817,599	10,007,976	4,794,987	2,704,014	7,299,801	11,633,032

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$21.83	$1.00	$33.47	$10.22	$30.43	$6.33

66	See notes to financial statements	67

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

		INVESTMENT	SELECT	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2015	VALUE
Assets
Investments in securities:
Cost — Unaffiliated issuers	$80,559,362	$40,772,243	$12,795,370	$22,754,531	$58,865,026
Cost — Affiliated money market fund (Note 3)	1,250,000	—	—	—	1,120,000

Total cost of investments	$81,809,362	$40,772,243	$12,795,370	$22,754,531	$59,985,026

Value — Unaffiliated issuers (Note 1A)	$113,977,230	$43,465,345	$16,849,106	$26,736,258	$71,474,190
Value — Affiliated money market fund (Note 3)	1,250,000	—	—	—	1,120,000

Total value of investments	115,227,230	43,465,345	16,849,106	26,736,258	72,594,190

Cash	92,003	535,155	379,558	21,054	107,446
Receivables:
Investment securities sold	—	—	528,268	—	130,859
Interest and dividends	423,781	554,394	16,872	—	139,317
Trust shares sold	11,823	72,754	606	528	8,909
Other assets	13,260	5,308	1,408	3,599	8,387

Total Assets	115,768,097	44,632,956	17,775,818	26,761,439	72,989,108

Liabilities
Payables:
Investment securities purchased	194,234	—	545,025	—	19,484
Trust shares redeemed	41,394	12,283	15,592	7,473	37,354
Accrued advisory fees	69,748	22,147	10,153	13,321	43,976
Accrued expenses	37,730	10,898	7,759	8,640	11,151

Total Liabilities	343,106	45,328	578,529	29,434	111,965

Net Assets	$115,424,991	$44,587,628	$17,197,289	$26,732,005	$72,877,143

Net Assets Consist of:
Capital paid in	$112,038,031	$44,973,684	$16,533,837	$22,153,047	$64,231,624
Undistributed net investment income	2,452,368	674,165	7,982	531,791	680,234
Accumulated net realized gain (loss) on investments
and foreign security transactions	(32,486,883)	(3,753,323)	(3,398,266)	65,440	(4,643,879)
Net unrealized appreciation in value of investments
and foreign security transactions	33,421,475	2,693,102	4,053,736	3,981,727	12,609,164

Total	$115,424,991	$44,587,628	$17,197,289	$26,732,005	$72,877,143

Shares of beneficial interest outstanding (Note 2)	6,570,659	4,213,464	1,888,921	1,707,658	4,701,400

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$17.57	$10.58	$9.10	$15.65	$15.50

68	See notes to financial statements	69

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Six Months Ended June 30, 2011

			CASH			GROWTH &
	BLUE CHIP		MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME		HIGH YIELD
Investment Income
Income:
Interest	$—		$8,873	$—	$491,932	$—		$2,756,422
Dividends	1,456,822	(a)	—	884,106	—	2,337,749	(b)	—
Dividends from affiliate (Note 3)	533		—	7,425	—	745		523

Total income	1,457,355		8,873	891,531	491,932	2,338,494		2,756,945

Expenses (Notes 1 and 4):
Advisory fees	473,945		41,411	595,148	101,358	805,199		271,992
Professional fees	20,838		8,028	20,248	24,701	27,223		13,403
Custodian fees and expenses	2,785		3,211	5,853	5,617	5,797		8,613
Reports and notices to shareholders	10,996		2,148	12,376	2,958	17,765		7,290
Registration fees	75		60	1,056	75	75		75
Trustees’ fees	3,218		290	4,017	691	5,433		1,834
Other expenses	10,244		312	10,923	5,738	15,329		21,757

Total expenses	522,101		55,460	649,621	141,138	876,821		324,964
Less: Expenses waived	—		(46,315)	—	(20,272)	—		—
Expenses paid indirectly	(735)		(272)	(923)	(118)	(1,249)		(321)

Net expenses	521,366		8,873	648,698	120,748	875,572		324,643

Net investment income	935,989		—	242,833	371,184	1,462,922		2,432,302

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain on investments	2,116,574		—	15,096,967	107,245	2,492,619		1,494,929

Net unrealized appreciation (depreciation) of investments	3,907,395		—	(4,538,715)	161,276	14,657,465		(960,384)

Net gain on investments	6,023,969		—	10,558,252	268,521	17,150,084		534,545
Net Increase in Net Assets Resulting
from Operations	$6,959,958		$—	$10,801,085	$639,705	$18,613,006		$2,966,847

(a) Net of $9,092 foreign taxes withheld
(b) Net of $18,360 foreign taxes withheld

70	See notes to financial statements	71

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Six Months Ended June 30, 2011

			INVESTMENT	SELECT	TARGET
		INTERNATIONAL	GRADE	GROWTH	MATURITY 2015	VALUE
	Investment Income
	Income:
	Interest	$227	$1,091,349	$—	$628,695	$—
	Dividends	2,093,591 (c)	—	77,575	—	983,252	(d)
	Dividends from affiliate (Note 3)	330	290	—	—	1,122

	Total income	2,094,148	1,091,639	77,575	628,695	984,374

	Expenses (Notes 1 and 4):
	Advisory fees	409,140	162,673	57,857	101,724	271,383
	Professional fees	33,553	8,863	6,197	7,482	13,729
	Custodian fees and expenses	77,814	4,621	1,628	1,142	2,611
	Reports and notices to shareholders	9,327	4,540	2,066	2,858	6,765
	Registration fees	75	75	75	90	61
	Trustees’ fees	2,760	1,096	380	698	1,841
	Other expenses	13,927	7,389	1,466	3,360	8,172

	Total expenses	546,596	189,257	69,669	117,354	304,562
Less:	Expenses waived	—	(32,535)	—	(20,345)	—
	Expenses paid indirectly	(634)	(190)	(90)	(119)	(421)

	Net expenses	545,962	156,532	69,579	96,890	304,141

	Net investment income	1,548,186	935,107	7,996	531,805	680,233
	Realized and Unrealized Gain (Loss) on Investments
	and Foreign Currency Transactions (Notes 3 and 7):
	Net realized gain (loss) on:
	Investments	2,984,505	497,570	940,383	79,205	748,925
	Foreign currency transactions	(1,496,493)	—	—	—	—

	Net realized gain on investments and foreign
	currency transactions	1,488,012	497,570	940,383	79,205	748,925
	Net unrealized appreciation of:
	Investments	4,147,720	84,560	946,109	207,391	2,110,405
	Foreign currency transactions	895,333	—	—	—	—

	Net unrealized appreciation on investments and foreign
	currency transactions	5,043,053	84,560	946,109	207,391	2,110,405
	Net gain on investments and foreign
	currency transactions	6,531,065	582,130	1,886,492	286,596	2,859,330

	Net Increase in Net Assets Resulting
	from Operations	$8,079,251	$1,517,237	$1,894,488	$818,401	$3,539,563

(c) Net of $179,121 foreign taxes withheld
(d) Net of $11,666 foreign taxes withheld

72	See notes to financial statements	73

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	BLUE CHIP		CASH MANAGEMENT		DISCOVERY		GOVERNMENT
	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to
	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10
Increase (Decrease) in Net Assets From Operations
Net investment income	$935,989	$1,761,801	$—	$—	$242,833	$777,225	$371,184	$839,439
Net realized gain on investments	2,116,574	3,948,811	—	—	15,096,967	12,465,705	107,245	258,494
Net unrealized appreciation (depreciation)
of investments	3,907,395	5,846,267	—	—	(4,538,715)	19,044,427	161,276	135,067

Net increase in net assets resulting from operations	6,959,958	11,556,879	—	—	10,801,085	32,287,357	639,705	1,233,000

Dividends to Shareholders
Net investment income	(1,761,805)	(1,905,253)	—	—	(777,234)	(1,116,657)	(941,760)	(1,061,623)

Trust Share Transactions *
Proceeds from shares sold	973,583	1,700,928	8,429,458	10,508,677	2,172,141	2,310,619	1,378,057	4,159,375
Reinvestment of dividends	1,761,805	1,905,253	—	—	777,234	1,116,657	941,760	1,061,623
Cost of shares redeemed	(4,816,056)	(10,258,555)	(10,760,356)	(9,080,933)	(4,390,086)	(9,336,535)	(2,090,882)	(3,681,458)

Net increase (decrease) from trust share transactions	(2,080,668)	(6,652,374)	(2,330,898)	1,427,744	(1,440,711)	(5,909,259)	228,935	1,539,540

Net increase (decrease) in net assets	3,117,485	2,999,252	(2,330,898)	1,427,744	8,583,140	25,261,441	(73,120)	1,710,917

Net Assets
Beginning of period	123,861,732	120,862,480	12,338,874	10,911,130	151,894,436	126,632,995	27,719,407	26,008,490

End of period †	$126,979,217	$123,861,732	$10,007,976	$12,338,874	$160,477,576	$151,894,436	$27,646,287	$27,719,407

†Includes undistributed net investment income of	$935,938	$1,761,754	$—	$—	$242,820	$777,221	$371,170	$941,746

*Trust Shares Issued and Redeemed
Sold	44,939	87,553	8,429,458	10,508,677	65,436	85,919	135,622	404,081
Issued for dividends reinvested	81,003	101,074	—	—	23,326	44,400	94,082	105,740
Redeemed	(222,223)	(532,405)	(10,760,356)	(9,080,933)	(132,394)	(352,295)	(204,492)	(357,487)

Net increase (decrease) in trust shares outstanding	(96,281)	(343,778)	(2,330,898)	1,427,744	(43,632)	(221,976)	25,212	152,334

74	See notes to financial statements	75

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	GROWTH & INCOME		HIGH YIELD		INTERNATIONAL		INVESTMENT GRADE
	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to
	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,462,922	$3,610,508	$2,432,302	$5,054,098	$1,548,186	$2,186,108	$935,107	$1,903,757
Net realized gain (loss) on investments	2,492,619	(4,294,539)	1,494,929	916,983	1,488,012	(64,097)	497,570	1,585,170

Net unrealized appreciation (depreciation)
of investments and foreign currency transactions	14,657,465	29,726,354	(960,384)	2,687,951	5,043,053	10,943,740	84,560	104,952

Net increase in net assets resulting from operations	18,613,006	29,042,323	2,966,847	8,659,032	8,079,251	13,065,751	1,517,237	3,593,879

Dividends to Shareholders
Net investment income	(3,610,453)	(2,050,814)	(5,160,095)	(5,168,287)	(2,350,061)	—	(2,081,740)	(1,995,057)

Trust Share Transactions *
Proceeds from shares sold	2,436,119	3,788,063	2,404,269	2,458,561	1,758,266	2,221,935	2,759,326	4,542,717
Reinvestment of dividends	3,610,453	2,050,814	5,160,095	5,168,287	2,350,061	—	2,081,740	1,995,057
Cost of shares redeemed	(6,245,468)	(12,930,165)	(2,404,501)	(6,379,151)	(2,960,436)	(7,574,668)	(2,512,310)	(4,320,083)

Net increase (decrease) from trust share transactions	(198,896)	(7,091,288)	5,159,863	1,247,697	1,147,891	(5,352,733)	2,328,756	2,217,691

Net increase in net assets	14,803,657	19,900,221	2,966,615	4,738,442	6,877,081	7,713,018	1,764,253	3,816,513
Net Assets
Beginning of period	207,300,338	187,400,117	70,655,559	65,917,117	108,547,910	100,834,892	42,823,375	39,006,862
End of period †	$222,103,995	$207,300,338	$73,622,174	$70,655,559	$115,424,991	$108,547,910	$44,587,628	$42,823,375

†Includes undistributed net investment income of	$1,462,899	$3,610,430	$2,354,579	$5,082,372	$2,452,368	$3,254,243	$674,165	$1,820,798
*Trust Shares Issued and Redeemed
Sold	82,101	148,800	373,070	393,361	104,776	145,824	260,589	429,611
Issued for dividends reinvested	122,264	84,084	822,982	889,550	144,619	—	201,329	198,513
Redeemed	(211,500)	(514,577)	(372,178)	(1,029,775)	(177,185)	(495,382)	(237,038)	(409,825)

Net increase (decrease) in trust shares outstanding	(7,135)	(281,693)	823,874	253,136	72,210	(349,558)	224,880	218,299

76	See notes to financial statements	77

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	SELECT GROWTH		TARGET MATURITY 2015		VALUE
	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to	1/1/11 to	1/1/10 to
	6/30/11	12/31/10	6/30/11	12/31/10	6/30/11	12/31/10
Increase (Decrease) in Net Assets From Operations
Net investment income	$7,996	$22,827	$531,805	$1,064,164	$680,233	$1,450,280
Net realized gain on investments	940,383	503,659	79,205	375,640	748,925	2,968,227
Net unrealized appreciation of investments	946,109	1,823,595	207,391	795,110	2,110,405	4,538,379

Net increase in net assets resulting from operations	1,894,488	2,350,081	818,401	2,234,914	3,539,563	8,956,886

Distributions to Shareholders
Net investment income	(22,822)	(20,097)	(1,064,157)	(1,102,367)	(1,450,240)	(1,385,162)
Net realized gains	—	—	(375,599)	(130,516)	—	—

Total distributions	(22,822)	(20,097)	(1,439,756)	(1,232,883)	(1,450,240)	(1,385,162)

Trust Share Transactions*
Proceeds from shares sold	1,797,117	1,795,150	645,534	2,702,248	1,425,558	2,912,201
Reinvestment of distributions	22,822	20,097	1,439,756	1,232,883	1,450,240	1,385,162
Cost of shares redeemed	(367,765)	(715,099)	(2,701,544)	(4,459,020)	(3,041,155)	(6,733,297)

Net increase (decrease) from trust share transactions	1,452,174	1,100,148	(616,254)	(523,889)	(165,357)	(2,435,934)

Net increase (decrease) in net assets	3,323,840	3,430,132	(1,237,609)	478,142	1,923,966	5,135,790

Net Assets
Beginning of period	13,873,449	10,443,317	27,969,614	27,491,472	70,953,177	65,817,387

End of period †	$17,197,289	$13,873,449	$26,732,005	$27,969,614	$72,877,143	$70,953,177

†Includes undistributed net investment income of	$7,982	$22,808	$531,791	$1,064,143	$680,234	$1,450,241

*Trust Shares Issued and Redeemed
Sold	205,262	255,872	40,979	166,796	92,428	211,998
Issued for distributions reinvested	2,660	3,036	94,659	81,218	93,684	105,176
Redeemed	(43,033)	(102,987)	(173,426)	(281,934)	(197,202)	(495,982)

Net increase (decrease) in trust shares outstanding	164,889	155,921	(37,788)	(33,920)	(11,090)	(178,808)

78	See notes to financial statements	79

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2015 Fund and Value Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

Blue Chip Fund seeks high total investment return.

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

High Yield Fund seeks high current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Select Growth Fund seeks long-term growth of capital.

Target Maturity 2015 Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Value Fund seeks total return.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trust’s

80

Board of Trustees (“the Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If First Investors Management Company, Inc.’s (“FIMCO”) Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At June 30, 2011, the High Yield Fund held two securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $375 representing 0% of the Fund’s net assets. At June 30, 2011, fair value pricing was used for certain foreign securities in the International Fund portfolio.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

81

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Investments in the affiliated unregistered money market fund are categorized as Level 1. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by FIMCO’s Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of June 30, 2011, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess

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of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2010, capital loss carryovers were as follows:

	Year Capital Loss Carryovers Expire
Fund	Total	2011	2012	2013	2014	2015	2016	2017	2018
Blue Chip	$10,146,550	$4,132,026	$—	$—	$—	$—	$3,493,173	$2,521,351	$—
Discovery	551,263	—	—	—	—	—	—	551,263	—
Government	562,422	102,584	51,149	193,688	177,059	37,942	—	—	—
Growth & Income	23,482,697	—	—	—	—	—	13,700,802	5,518,321	4,263,574
High Yield*	29,365,254	5,337,824	1,392,331	1,059,640	1,944,836	433,726	3,694,844	15,502,053	—
International	33,046,863	—	—	—	—	—	23,624,881	8,389,229	1,032,753
Investment Grade	4,250,893	—	—	—	—	—	3,105,792	1,145,101	—
Select Growth	4,337,113	—	—	—	—	—	2,834,582	1,502,531	—
Value	5,385,580	1,198,371	—	—	—	—	3,055,616	1,131,593	—

*Due to a tax free reorganization on August 10, 2007 with the Special Bond Fund that was approved by the Life Series Funds’ Board of Trustees, the Fund will have available for utilization $1,630,437 in capital loss carryovers that will become available at $601,552 per year for the taxable years 2011 through 2012 and $427,333 for taxable year 2013. These capital loss carryovers will expire as follows: $601,552 in 2011; $212,617 in 2012; $153,634 in 2013; and $662,634 in 2014.

As a result of the passage of the Regulated Investment Modernization Act of 2011, losses incurred in this fiscal year and beyond will retain their character short-term or long-term, and will have no expiration date.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008–2010, or expected to be taken in the Funds’ 2011 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations—The accounting records of the International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain

83

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards, deferral of wash sales and post-October capital losses.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds and the Funds segregate assets for these transactions on the first business day following the date the

84

securities are purchased. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. For the six months ended June 30, 2011, The Bank of New York Mellon, custodian for the Cash Management, Government, High Yield, Investment Grade and Target Maturity 2015 Funds, has provided credits in the amount of $3 against custodian charges based on the uninvested cash balances of the Funds. Brown Brothers Harriman & Co. serves as custodian for the Blue Chip, Discovery, Growth & Income, International, Select Growth and Value Funds. The Funds reduced expenses through brokerage service arrangements. For the six months ended June 30, 2011, the Funds’ expenses were reduced by $5,069 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions—For the six months ended June 30, 2011, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, foreign currencies and short-term securities), were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Blue Chip	$16,819,025	$20,423,465	$—	$—
Discovery	47,404,559	54,795,425	—	—
Government	3,653,994	3,858,128	1,497,500	1,265,316
Growth & Income	31,858,523	34,267,249	—	—
High Yield	33,254,074	31,085,747	—	—
International	17,147,102	18,675,984	—	—
Investment Grade	8,259,735	7,901,828	—	—
Select Growth	5,757,537	4,462,923	—	—
Target Maturity 2015	—	2,065,999	—	—
Value	6,480,761	6,573,739	—	—

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

At June 30, 2011, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Blue Chip	$ 91,247,681	$37,235,605	$ 2,091,094	$35,144,511
Discovery	128,760,724	35,370,173	3,959,479	31,410,694
Government	26,702,287	822,588	41,141	781,447
Growth & Income	179,499,638	50,183,431	8,052,171	42,131,260
High Yield	68,662,666	2,840,752	1,051,959	1,788,793
International	82,729,621	32,747,468	249,859	32,497,609
Investment Grade	41,026,690	2,573,675	135,020	2,438,655
Select Growth	12,796,344	4,176,212	123,450	4,052,762
Target Maturity 2015	22,768,297	3,967,961	—	3,967,961
Value	59,992,249	16,117,188	3,515,247	12,601,941

Certain of the Funds may invest in First Investors Cash Reserve Fund (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by First Investors Management Company, Inc. During the six months ended June 30, 2011, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchases	Sales	Value at	Dividend
Fund	12/31/10	Shares/Cost	Shares/Cost	6/30/11	Income
Blue Chip	$ 600,000	$ 8,875,000	$ 8,625,000	$ 850,000	$ 533
Discovery	9,070,000	31,150,000	26,515,000	13,705,000	7,425
Growth & Income	275,000	14,380,000	14,655,000	—	745
High Yield	1,330,000	8,975,000	10,305,000	—	523
International	950,000	9,650,000	9,350,000	1,250,000	330
Investment Grade	1,615,000	2,425,000	4,040,000	—	290
Value	2,015,000	3,465,000	4,360,000	1,120,000	1,122

4. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trust are officers and trustees of its investment adviser, FIMCO and/or its transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act are remunerated by the Funds. For the six months ended June 30, 2011, total trustee fees accrued by the Funds amounted to $22,258.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each

86

Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the six months ended June 30, 2011, FIMCO has voluntarily waived 20% of the .75% annual fee on the first $250 million of average daily net assets of the Government, Investment Grade and Target Maturity 2015 Funds. During the six months ended June 30, 2011, FIMCO has voluntarily waived $22,045 in advisory fees to limit the Cash Management Fund’s over all expense ratio to .60%. Also, FIMCO has voluntarily waived an additional $19,366 in advisory fees and assumed $4,904 of other expenses to prevent a negative yield on the Fund’s shares. For the six months ended June 30, 2011, total advisory fees accrued to FIMCO were $3,291,830 of which $114,563 was waived as noted above.

Paradigm Capital Management, Inc. serves as investment subadviser to the Discovery Fund, Muzinich & Co., Inc. serves as investment subadviser to the High Yield Fund, Vontobel Asset Management, Inc. serves as investment subadviser to the International Fund and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. At June 30, 2011, the Government Fund held one 144A security with a value of $619,340 representing 2.2% of the Fund’s net assets, the High Yield Fund held eighty-four 144A securities with an aggregate value of $29,920,898 representing 40.6% of the Fund’s net assets, and the Investment Grade Fund held seventeen 144A securities with an aggregate value of $5,769,011 representing 12.9% of the Fund’s net assets. Unless otherwise noted, 144A securities are deemed to be liquid. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. At June 30, 2011, the Cash Management Fund held six Section 4(2) securities with an aggregate value of $2,899,292 representing 29.0% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts—Forward currency contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Fund purchases or sells foreign securities the Fund may enter into a forward currency contract to attempt to manage exposure to foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward

87

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

currency contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

The International Fund had no forward currency contracts outstanding at June 30, 2011.

7. Foreign Exchange Contracts—The International Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets.

The International Fund had no foreign exchange contracts open at June 30, 2011.

The effect of derivative instruments on the Statements of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Loss
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:	$(1,496,493)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized Appreciation
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:	$895,333

8. High Yield Credit Risk—The High Yield Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. New Accounting Pronouncements—In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU 2001-04”) “Amendments to Achieve Common Fair Value Measurement and

88

Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2001-04”). ASU 2001-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

10. Subsequent Events—Subsequent events occurring after June 30, 2011 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

11. Foresters Transaction—On September 21, 2010, First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, entered into an agreement with The Independent Order of Foresters (“Foresters”) pursuant to which FICC would be acquired by Foresters (the “Transaction”). The Transaction was completed on January 19, 2011, after the parties obtained the required regulatory and shareholder approvals. FICC, FIMCO, First Investors Corporation, the principal underwriter of the First Investors Funds and ADM, the transfer agent for the First Investors Funds are now subsidiaries of Foresters. Foresters is a fraternal benefit society with financial services operations in Canada, the United States and the United Kingdom.

12. Litigation—The Blue Chip and Value Funds have received notice that they may be putative members of the proposed defendant class of shareholders in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of the Tribune Company (the “Committee”). The Committee is seeking to recover some or all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company, including those made in connection with a 2007 tender offer into which the Blue Chip and Value Funds tendered their shares of common stock of the Tribune Company. The amounts sought from the Blue Chip and Value Funds, excluding interest and court costs, are $288,456 and $376,754, respectively,

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

representing 0.23% and 0.52% of net assets, respectively, as of June 30, 2011. In addition, a Tribune Company bondholders’ group has been granted its motion to file an action or actions against former Tribune Company shareholders who tendered their shares of common stock in the leveraged buyout. The extent of the Funds’ potential liability in any such action has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, even though the Funds had no knowledge of, or participation in, any misconduct. In addition, the Blue Chip and Value Funds have been named in two actions brought in New York State court and removed to the Southern District of New York. These actions similarly seek recovery of payments made in connection with the leveraged buyout. The Blue Chip and Value Funds cannot predict the outcome of these proceedings, and thus have not accrued any of the amounts sought in these actions in the accompanying financial statements.

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Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average Net				Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**				Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net				Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	Before Fee		Investment				Investment	Turnover
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return *	(in millions)	Credits	(a)	Income		Expenses		Income (Loss)	Rate

BLUE CHIP FUND
2006	$20.85	$ .26	$ 2.74	$ 3.00	$ .20	—	$ .20	$ 23.65	14.49%	$ 181.82%			1.13%		N/A		N/A	4%
2007	23.65	.31	.67	.98	.26	—	.26	24.37	4.21	173.81			1.20		N/A		N/A	5
2008	24.37	.36	(8.10)	(7.74)	.31	—	.31	16.32	(32.08)	107.83			1.67		N/A		N/A	8
2009	16.32	.31	3.04	3.35	.36	—	.36	19.31	21.61	121.84			1.78		N/A		N/A	15
2010	19.31	.30	1.64	1.94	.31	—	.31	20.94	10.22	124.83			1.49		N/A		N/A	15
2011(b)	20.94	.16	1.03	1.19	.30	—	.30	21.83	5.69	127.83		†	1.48	†	N/A		N/A	13

CASH MANAGEMENT FUND
2006	$ 1.00	$.043	—	$ .043	$ .043	—	$ .043	$ 1.00	4.35%	$ 7.74		%(c)	4.26%		1.09%		3.87%	N/A
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.62	15.72		(c)	4.49		1.04		4.14	N/A
2008	1.00	.020	—	.020	.020	—	.020	1.00	2.03	13.71		(c)	2.02		.96		1.77	N/A
2009	1.00	.002	—	.002	.002	—	.002	1.00	.17	11.56		(c)	.18		.98		(.24)	N/A
2010	1.00	—	—	—	—	—	—	1.00	.00	12.23		(c)	.00		1.04		(.81)	N/A
2011(b)	1.00	—	—	—	—	—	—	1.00	.00	10.17		†(c)	.00	†	1.00	†	(.84 )†	N/A

DISCOVERY FUND
2006	$25.79	$ .06	$ 5.74	$ 5.80	$ .04	$ —	$ .04	$ 31.55	22.51%	$ 158.82%			.19%		N/A		N/A	58%
2007	31.55	.11	1.86	1.97	.06	2.66	2.72	30.80	6.62	161.82			.35		N/A		N/A	55
2008	30.80	.30	(10.11)	(9.81)	.11	1.44	1.55	19.44	(33.25)	101.83			1.15		N/A		N/A	52
2009	19.44	.22	5.63	5.85	.27	—	.27	25.02	30.77	127.84			1.03		N/A		N/A	66
2010	25.02	.16	6.43	6.59	.22	—	.22	31.39	26.57	152.83			.59		N/A		N/A	64
2011(b)	31.39	.05	2.19	2.24	.16	—	.16	33.47	7.14	160.82		†	.31	†	N/A		N/A	32

GOVERNMENT FUND
2006	$10.10	$ .51	$ (.14)	$ .37	$ .51	—	$ .51	$ 9.96	3.80%	$ 20.78%			5.10%		.93%		4.95%	28%
2007	9.96	.48	.15	.63	.52	—	.52	10.07	6.55	21.80			4.94		.95		4.75	24
2008	10.07	.44	.24	.68	.45	—	.45	10.30	6.93	24.79			4.56		.94		4.41	39
2009	10.30	.42	—	.42	.43	—	.43	10.29	4.28	26.80			3.87		.95		3.72	51
2010	10.29	.32	.16	.48	.42	—	.42	10.35	4.82	28.78			3.11		.93		2.96	54
2011(b)	10.35	.15	.08	.23	.36	—	.36	10.22	2.31	28.89		†	2.75	†	1.04	†	2.60 †	19

GROWTH & INCOME FUND(d)
2006	$35.91	$ .20	$ 4.68	$ 4.88	$ .16	$ 2.27	$ 2.43	$ 38.36	14.35%	$ 268.82%			.55%		N/A		N/A	127%
2007	38.36	.41	.25	.66	.20	5.43	5.63	33.39	1.98	258.81			1.14		N/A		N/A	38
2008	33.39	.40	(11.38)	(10.98)	.41	2.24	2.65	19.76	(35.22)	155.83			1.48		N/A		N/A	28
2009	19.76	.27	5.06	5.33	.40	—	.40	24.69	28.05	187.84			1.27		N/A		N/A	25
2010	24.69	.50	3.45	3.95	.27	—	.27	28.37	16.19	207.82			1.91		N/A		N/A	27
2011(b)	28.37	.20	2.36	2.56	.50	—	.50	30.43	9.07	222.82		†	1.36	†	N/A		N/A	15

92	93

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A TA								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net			Net		Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	Before Fee		Investment			Investment		Turnover
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return *	(in millions)	Credits	(a)	Income (Loss)	Expenses		Income		Rate

HIGH YIELD FUND
2006	$ 8.07	$.62	$ .12	$ .74	$.67	—	$ .67	$ 8.14	9.77%	$ 68.85%			7.63%	N/A		N/A		31%
2007	8.14	.57	(.47)	.10	.63	—	.63	7.61	1.06	79.86			7.19	N/A		N/A		28
2008	7.61	.56	(2.39)	(1.83)	.59	—	.59	5.19	(25.86)	52.86			8.27	N/A		N/A		17
2009	5.19	.51	1.12	1.63	.58	—	.58	6.24	35.15	66.90			8.66	N/A		N/A		102
2010	6.24	.48	.31	.79	.49	—	.49	6.54	13.71	71.87			7.43	N/A		N/A		71
2011(b)	6.54	.21	.06	.27	.48	—	.48	6.33	4.18	74.90		†	6.71 †	N/A		N/A		44

INTERNATIONAL FUND(e)
2006	$20.00	$.29	$ 5.09	$5.38	$.15	$ .64	$ .79	$24.59	27.79%	$129.97%			1.24%	N/A		N/A		157%
2007	24.59	.04	4.26	4.30	.83	3.36	4.19	24.70	20.99	154.90			1.30	N/A		N/A		97
2008	24.70	.30	(9.68)	(9.38)	.04	2.65	2.69	12.63	(41.89)	85.94			1.41	N/A		N/A		128
2009	12.63	.65	2.03	2.68	.59	—	.59	14.72	23.24	101	1.01		2.30	N/A		N/A		53
2010	14.72	.34	1.64	1.98	—	—	—	16.70	13.45	109.99			2.15	N/A		N/A		35
2011(b)	16.70	.24	.99	1.23	.36	—	.36	17.57	7.56	115	1.00	†	2.84 †	N/A		N/A		15

INVESTMENT GRADE FUND
2006	$11.14	$.53	$ (.11)	$ .42	$.62	—	$ .62	$10.94	3.99%	$ 37.74%			4.82%	.89%		4.67%		86%
2007	10.94	.43	.15	.58	.60	—	.60	10.92	5.52	39.73			4.97	.88		4.81		38
2008	10.92	.41	(1.60)	(1.19)	.57	—	.57	9.16	(11.60)	32.74			5.30	.89		5.15		133
2009	9.16	.69	1.10	1.79	.60	—	.60	10.35	20.94	39.76			5.38	.91		5.23		79
2010	10.35	.51	.41	.92	.53	—	.53	10.74	9.26	43.73			4.62	.88		4.47		55
2011	10.74	.23	.13	.36	.52	—	.52	10.58	3.49	45.72		†	4.31 †	.87	†	4.16	†	18

SELECT GROWTH FUND(f)
2006	$ 8.70	$.07	$ .75	$ .82	$.05	$ —	$ .05	$ 9.47	9.47%	$ 12.92%			.77%	N/A		N/A		80%
2007	9.47	.01	1.06	1.07	.07	—	.07	10.47	11.42	13	1.14		.15	N/A		N/A		161
2008	10.47	—	(4.31)	(4.31)	.01	.09	.10	6.06	(41.47)	9.99			(.05)	N/A		N/A		107
2009	6.06	.01	.59	.60	—	—	—	6.66	9.90	10	1.00		.22	N/A		N/A		102
2010	6.66	.01	1.39	1.40	.01	—	.01	8.05	21.10	14.98			.20	N/A		N/A		87
2011(b)	8.05	—	1.06	1.06	.01	—	.01	9.10	13.22	17.90		†	.10 †	N/A		N/A		29

TARGET MATURITY 2015 FUND
2006	$14.46	$.57	$ (.32)	$ .25	$.52	$ —	$ .52	$14.19	1.85%	$ 24.70%			4.38%	.85%		4.23%		2%
2007	14.19	.59	.74	1.33	.58	—	.58	14.94	9.70	27.70			4.32	.85		4.16		3
2008	14.94	.63	1.49	2.12	.58	—	.58	16.48	14.56	29.69			4.01	.84		3.86		0
2009	16.48	.62	(1.00)	(.38)	.63	.02	.65	15.45	(2.22)	27.71			3.91	.86		3.76		0
2010	15.45	.63	.66	1.29	.64	.08	.72	16.02	8.58	28.71			3.87	.86		3.72		4
2011(b)	16.02	.32	.15	.47	.62	.22	.84	15.65	3.06	27.72		†	3.92 †	.87	†	3.77	†	0

94	95

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average Net				Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**				Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net			Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Period	Before Fee		Investment			Investment	Turnover
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return *	(in millions)	Credits	(a)	Income		Expenses	Income	Rate

VALUE FUND
2006	$ 14.31	$ .27	$ 2.76	$ 3.03	$.26	—	$.26	$17.08	21.43%	$ 94.83%			1.73%		N/A	N/A	15%
2007	17.08	.31	(.42)	(.11)	.27	—	.27	16.70	(.66)	91.83			1.75		N/A	N/A	17
2008	16.70	.40	(5.24)	(4.84)	.29	—	.29	11.57	(29.41)	58.85			2.47		N/A	N/A	15
2009	11.57	.29	1.96	2.25	.36	—	.36	13.46	21.03	66.88			2.45		N/A	N/A	11
2010	13.46	.31	1.58	1.89	.29	—	.29	15.06	14.32	71.86			2.25		N/A	N/A	21
2011(b)	15.06	.15	.60	.75	.31	—	.31	15.50	4.99	73.84		†	1.88	†	N/A	N/A	9

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

**	Net of expenses waived or assumed by the investment adviser (Note 4).

†	Annualized

(a)	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1H).

(b)	For the period January 1, 2011 to June 30, 2011.

(c)	For the years ended December 31, 2006 through December 31, 2008, the expense ratio after fee credits was .70%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70% for those years. For the period January 1, 2009 to Decmeber 31, 2009, the expense ratio after fee credits was .56%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70% for the period January 1, 2009 to January 31, 2009 and .60% for the period
February 1, 2009 to December 31, 2009. For the period January 1, 2010 to December 31, 2010, the expense ratio after fee credits was .23%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .60%. For the period January 1, 2011 to June 30, 2011, the expense ratio after fee credits was .16%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .60% (Note 4).

(d)	Prior to October 18, 2006, known as Growth Fund.

(e)	Prior to June 27, 2006, known as International Securities Fund.

(f)	Prior to July 26, 2007, known as Focused Equity Fund.

See notes to financial statements
96		97

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the eleven Funds comprising First Investors Life Series Funds, as of June 30, 2011, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the eleven Funds comprising First Investors Life Series Funds, as of June 30, 2011, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
August 26, 2011

98

FIRST INVESTORS LIFE SERIES FUNDS

Trustees

Charles R. Barton, III

Stefan L. Geiringer

Robert M. Grohol

Christopher H. Pinkerton

Arthur M. Scutro, Jr.

Mark R. Ward

Officers

Christopher H. Pinkerton
President

Marc S. Milgram
Chief Compliance Officer

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Mary C. Carty
Secretary

Carol Lerner Brown
Assistant Secretary

99

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
First Investors Management	(Cash Management, Government,
Company, Inc.	High Yield, Investment Grade and
110 Wall Street	Target Maturity 2015 Funds)
New York, NY 10005	The Bank of New York Mellon
One Wall Street
New York, NY 10286

Subadviser	Custodian
(Discovery Fund)	(Blue Chip, Discovery, Growth & Income,
Paradigm Capital Management, Inc.	International, Select Growth and Value Funds)
Nine Elk Street	Brown Brothers Harriman & Co.
Albany, NY 12207	40 Water Street
Boston, MA 02109

Subadviser	Transfer Agent
(High Yield Fund)	Administrative Data Management Corp.
Muzinich & Co., Inc.	Raritan Plaza I — 8th Floor
450 Park Avenue	Edison, NJ 08837-3620
New York, NY 10022

Subadviser	Independent Registered Public
(International Fund)	Accounting Firm
Vontobel Asset Management, Inc.	Tait, Weller & Baker LLP
1540 Broadway	1818 Market Street
New York, NY 10036	Philadelphia, PA 19103

Subadviser	Legal Counsel
(Select Growth Fund)	K&L Gates LLP
Smith Asset Management Group, L.P.	1601 K Street, N.W.
100 Crescent Court	Washington, D.C. 20006
Dallas, TX 75201

100

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

101

First Investors
110 Wall Street
New York, NY 10005

LIFESAR

Item 2.	Code of Ethics

Not applicable

Item 3.	Audit Committee Financial Expert

Not applicable

Item 4.	Principal Accountant Fees and Services

Not applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this
Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Companies and Affiliated Purchasers

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.	Controls and Procedures

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics - Not applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/ CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

Date:	September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the
Registrant and in the capacities and on the dates indicated.

First Investors Life Series Funds

By	/S/ CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	September 7, 2011